EXHIBIT 99.1

     Subject to Revision
     Computational Materials Dated July 16, 2003



                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company

                Mortgage Pass-Through Certificates, Series 2003-3

                                  $646,963,000
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor


                                   DISCLAIMER

Attached are preliminary Computational Materials describing the structure, collateral pool and certain aspects of the Mortgage Pass-Through Certificates, Series 2003-3. The Computational Materials have been prepared by Wachovia Capital Markets, LLC based on information provided by Equity One, Inc. ("Equity One") for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Computational Materials. This cover sheet is not part of the Computational Materials.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                     [LOGO]
                                    WACHOVIA
                                   SECURITIES

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

   To 10% Clean-up Call:
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------------------------------
                                                                                                 Expected Ratings
                                                                             Expected      --------------------------------
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-1        $116,000,000  Floating       Senior          1.03       08/03 - 07/05     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-2         $92,000,000    Fixed        Senior          3.01       07/05 - 04/08     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-3         $10,000,000    Fixed        Senior          5.01       04/08 - 11/08     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-4         $63,219,000    Fixed        Senior          7.29       11/08 - 09/11     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AV-1        $202,579,000  Floating       Senior          2.43       08/03 - 09/11     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AV-2         $62,887,000  Floating       Senior          0.84       08/03 - 04/05     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-1          $38,818,000    Fixed       Mezzanine        5.41       10/06 - 09/11      AA         Aa2         AA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-2          $35,583,000    Fixed       Mezzanine        5.39       09/06 - 09/11      A          A2          A
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-3          $19,409,000    Fixed       Mezzanine        5.38       08/06 - 09/11     BBB+       Baa1        BBB+
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
        B            $6,468,000    Fixed      Subordinate       5.38       08/06 - 09/11     BBB        Baa2        BBB
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------


   To Maturity:
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------------------------------
                                                                                                 Expected Ratings
                                                                             Expected      --------------------------------
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-1         $116,000,000  Floating       Senior         1.03       08/03 - 07/05     AAA         Aaa        AAA
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       AF-2          $92,000,000    Fixed        Senior         3.01       07/05 - 04/08     AAA         Aaa        AAA
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       AF-3          $10,000,000    Fixed        Senior         5.01       04/08 - 11/08     AAA         Aaa        AAA
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       AF-4          $63,219,000    Fixed        Senior         8.71       11/08 - 12/20     AAA         Aaa        AAA
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       AV-1         $202,579,000  Floating       Senior         2.56       08/03 - 10/20     AAA         Aaa        AAA
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       AV-2          $62,887,000  Floating       Senior         0.84       08/03 - 04/05     AAA         Aaa        AAA
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       M-1           $38,818,000    Fixed      Mezzanine        5.97       10/06 - 03/18      AA         Aa2         AA
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       M-2           $35,583,000    Fixed      Mezzanine        5.89       09/06 - 02/17      A          A2          A
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
       M-3           $19,409,000    Fixed      Mezzanine        5.79       08/06 - 05/15     BBB+       Baa1        BBB+
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------
        B             $6,468,000    Fixed     Subordinate       5.68       08/06 - 01/14     BBB        Baa2        BBB
   ------------- ---------------- ---------- --------------- ------------ ---------------- --------- ------------ ---------


(1)Subject to a permitted variance in the aggregate of plus or minus 5%.
(2)The "Last Scheduled Distribution Date" is expected to be the Distribution Date in [December 2033].


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                                       2

Subject to Revision - Computational Materials Dated July 16, 2003


                                    Structure
                                    ---------

|X| A senior/subordinate structure whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to mortgage insurance, if applicable, (ii) to excess interest, (iii) to the overcollateralization amount described herein, (iv) to the Class B Certificates, (v) to the Class M-3 Certificates, (vi) to the Class M-2 Certificates and (vii) to the Class M-1 Certificates.
|X| The pass-through rate on the Class AV-1 Certificates is subject to the Class AV-1 Cap described herein. The pass-through rate on the Class AV-2 Certificates is subject to the Class AV-2 Cap described herein. Furthermore, each of the other classes of Offered Certificates is subject to the Pool Cap described herein.
|X| The pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum after the Optional Termination Date. The margin on the Class AV-1 Certificates, which will be set at pricing, will double after the Optional Termination Date.
|X| The Class M-1, Class M-2, Class M-3 and Class B Certificates are not expected to receive principal distributions until the Stepdown Date, as defined herein, at the earliest.
|X| A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1 Certificates.

                                  Pricing Speed
                                  -------------

Fixed Rate Mortgage Loans:              100% PPC assumes 22% HEP.

Adjustable Rate Mortgage Loans:         100% PPC assumes 28% CPR.


                                Wachovia Contacts
                                -----------------

Syndicate                    Phone                        E-mail
---------                    -----                        ------
Blake O'Connor          (704) 715-7008          blake.oconnor@wachovia.com

Trading
-------
Chris Choka             (704) 374-4203          chris.choka@wachovia.com

Residential Mortgage
--------------------
Mike Ciuffo             (704) 715-1170          michael.ciuffo@wachovia.com
Sharvin Setoodeh        (704) 715-7632          sharvin.setoodeh@wachovia.com
Sean Walker             (704) 374-4398          sean.walker@wachovia.com
Dane Smith              (704) 715-8141          dane.smith@wachovia.com

Structuring
-----------
Serkan Erikci           (704) 715-1263          serkan.erikci@wachovia.com


                             Rating Agency Contacts
                             ----------------------

S&P                           Phone                        E-mail
---                           -----                        ------
Steven Tencer           (212) 438-2104          steve_tencer@sandp.com

Moody's
-------
Dana Skelton            (212) 553-3664          dana.skelton@moodys.com

Fitch
-----
Jamie Moy               (212) 908-0862          jamie.moy@fitchratings.com



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                                       3

Subject to Revision - Computational Materials Dated July 16, 2003

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2003-3.

Trust:                        Equity One Mortgage Pass-Through Trust 2003-3.

Offered Certificates:         Class AF-1,  Class AF-2, Class AF-3 and Class AF-4
                              Certificates (the "Class AF Certificates");  Class
                              AV-1 and Class AV-2  Certificates  (the  "Class AV
                              Certificates"  and  together  with  the  Class  AF
                              Certificates,  the "Senior  Certificates");  Class
                              M-1,  Class M-2 and Class  M-3  Certificates  (the
                              "Class M Certificates");  and Class B Certificates
                              (the "Class B Certificates"  and together with the
                              Class   M    Certificates,    the    "Subordinated
                              Certificates").

Non-Offered Certificates:     Class R and Class X Certificates.

Seller:                       Equity One, Inc. and certain of its affiliates.

Servicer:                     Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          JPMorgan Chase Bank.

Rating Agencies:              Moody's  Investors  Service,   Inc.   ("Moody's"),
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch Ratings ("Fitch").

Underwriter:                  Wachovia Capital Markets, LLC.

Closing Date:                 On or about July [31], 2003.

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The  Class   AF-1,   Class  AV-1  and  Class  AV-2
                              Certificates  will settle with no accrued interest
                              (settle  flat) and the  Class  AF-2,  Class  AF-3,
                              Class AF-4,  Class M-1,  Class M-2,  Class M-3 and
                              Class B Certificates will settle with accrued interest.

Distribution Date:            The 25th day of each month,  or if such day is not
                              a business day, the next succeeding business day, commencing in August 2003.

Record Date:                  With  respect  to the Class  AF-1,  Class AV-1 and
                              Class AV-2  Certificates,  the last  business  day
                              prior to the applicable  Distribution  Date.  With
                              respect to the Class AF-2, Class AF-3, Class AF-4,
                              Class  M-1,  Class  M-2,  Class  M-3  and  Class B
                              Certificates,  the last  business day in the month
                              preceding the applicable  Distribution  Date. With
                              respect  to the Class  AF-1,  Class AV-1 and Class
                              AV-2  Certificates,  the Record Date for the first
                              Distribution Date is August 22, 2003. With respect
                              to the Class AF-2,  Class AF-3,  Class AF-4, Class
                              M-1,   Class   M-2,   Class   M-3   and   Class  B
                              Certificates,   the  Record  Date  for  the  first
                              Distribution Date is the Closing Date.

Payment Delay:                None for the Class AF-1, Class AV-1 and Class AV-2
                              Certificates and 24 days for the Class AF-2, Class
                              AF-3, Class AF-4, Class M-1, Class M-2, Class M-3 and Class B Certificates.

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                                       4

Subject to Revision - Computational Materials Dated July 16, 2003


Day Count:                    With  respect  to the Class  AF-1,  Class AV-1 and
                              Class AV-2 Certificates, actual/360, and with respect to the Class AF-2, Class AF-3, Class AF-4,
                              Class  M-1,  Class  M-2,  Class  M-3  and  Class B
                              Certificates, 30/360.

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled to a Trustee Fee equal to 1/12 of 0.02% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to a Servicing Fee equal
                              to  1/12  of  0.50%  of  the  aggregate  principal
                              balance   of  the   mortgage   loans,   plus   any
                              reimbursable amounts.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                              Date (the "Cut-off Date Pool Principal Balance").

Denomination:                 $25,000  minimum  and  multiples  of $1 in  excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA, so long as certain conditions are met.

SMMEA: The Offered Certificates will not be "mortgage related securities" under SMMEA.


Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered  Certificates,  excluding  any  associated
                              rights to  receive  payments  from the Net WAC Cap
                              Account  (as  defined in the  related  pooling and
                              servicing  agreement) or the reserve fund, will be
                              designated  as  regular   interests  in  a  REMIC.
                              Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on June 30, 2003.

Mortgage Loans:               The  mortgage  loan  pool  will  consist  of 5,243
                              closed-end,  fixed and adjustable  rate, first and
                              second  lien  mortgage  loans  with  an  aggregate
                              principal balance of approximately $646,964,113 as
                              of the Cut-off Date (the "Total Mortgage  Loans").
                              The Total  Mortgage Loans will be divided into two
                              loan groups,  designated  as Group I and Group II.
                              Group  I  will  be   further   divided   into  two
                              subgroups, designated as Group IA and Group IB.


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                                       5

Subject to Revision - Computational Materials Dated July 16, 2003

                              Group I will be comprised of 4,256 mortgage loans with an aggregate principal balance of approximately $483,798,682 as of the Cut-off Date (the "Group I Mortgage Loans"). Group IA will be comprised exclusively of 2,738 fixed rate mortgage loans with an aggregate principal balance of approximately $281,219,546 as of the Cut-off Date (the "Group IA Mortgage Loans"). Group IB will be comprised exclusively of 1,518 adjustable rate mortgage loans with an aggregate principal balance of approximately $202,579,136 as of the Cut-off Date (the "Group IB Mortgage Loans"). Group II will be comprised of 987 fixed and adjustable rate mortgage loans with an aggregate principal balance of approximately $163,165,431 as of the Cut-off Date (the "Group II Mortgage Loans"). The Group IA Mortgage Loans and the Group IB Mortgage Loans comply with agency loan balance limits. The Group II Mortgage Loans are a combination of mortgage loans that comply with agency loan balance limits and mortgage loans that do not comply with agency loan balance limits.

                              None of the mortgage loans secured by property located in Kentucky were originated after June 23, 2003. Furthermore, none of the mortgage loans are High Cost Mortgage Loans pursuant to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

                              The Class AF Certificates represent primarily an interest in the Group IA Mortgage Loans. The Class AV-1 Certificates represent primarily an interest in the Group IB Mortgage Loans. The Class AV-2 Certificates represent primarily an interest in the Group II Mortgage Loans. The Class M-1, Class M-2, Class M-3 and Class B Certificates represent an interest in the Group I Mortgage Loans and Group II Mortgage Loans.

                              The collateral information presented in these Computational Materials regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With respect to any  Distribution  Date, means the
                              calendar month prior to the month in which such Distribution Date occurs.

Credit Enhancement:           Credit  enhancement  will be  provided by mortgage
                              insurance, with respect to certain mortgage loans,
                              excess   interest,    overcollateralization    and
                              subordination. In addition, the Trust will include a yield maintenance agreement for the benefit of the Class AV-1 Certificates.

                              Mortgage Insurance. Approximately 37.02% of the Total Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC"). Each mortgage insurance policy provided by MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to approximately 80% of the original loan-to-value ratio of such mortgage loan.

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                                       6

Subject to Revision - Computational Materials Dated July 16, 2003

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the
                              Servicing  Fee,  (b)  the  Trustee  Fee,  (c)  the
                              weighted average pass through rate on the certificates and (d) the mortgage insurance premium for any covered mortgage loans, resulting in excess interest. On each Distribution Date, excess interest generated during the related Collection Period will be available to cover losses and to build and maintain overcollateralization on such Distribution Date.

                              Overcollateralization. Excess interest from the related mortgage loans will be applied, to the extent available, to make accelerated payments of principal to the related certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of those certificates to amortize more rapidly than the principal balance of the related
                              mortgage        loans,         resulting        in
                              overcollateralization.  Overcollateralization,  to
                              the extent it is  available  will be used to cover
                              losses      on      the      mortgage       loans.
                              Overcollateralization shall initially be zero and build to a target amount described in the paragraph below.

                              The "Targeted Overcollateralization Amount" means for any Distribution Date, (1) prior to the
                              Stepdown Date, approximately [4.00]% of the Cut-off Date Pool Principal Balance and (2) on and after the Stepdown Date, the lesser of (i) approximately [4.00]% of the Cut-off Date Pool Principal Balance and (ii) the greater of (x) approximately [8.00]% of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period and (y) 0.50% of the Cut-off Date Pool Principal Balance.

                              Subordination. The Class M-1, Class M-2, Class M-3 and Class B Certificates are subordinate to and provide credit enhancement for the Senior Certificates. The Class M-2, Class M-3 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class M-3 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates. The Class B Certificates are subordinate to and provide credit enhancement for the Class M-3 Certificates. The table below shows the expected credit support for each class of Offered Certificates.

                              Expected Credit Support
                                           Initial Credit       Targeted Credit
                              Class        Support(1)(2)        Support(1)(2)
                              -----        -------------        --------------
                              A(3)            [15.50]%             [39.00]%
                              M-1             [9.50]%              [27.00]%
                              M-2             [4.00]%              [16.00]%
                              M-3             [1.00]%              [10.00]%
                              B               [0.00]%               [8.00]%

                              (1)Approximate
                              (2)Includes overcollateralization
                              (3)Comprised of each class of Senior Certificates

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                                       7

Subject to Revision - Computational Materials Dated July 16, 2003

Yield Maintenance Agreement:  The  trust  will   include  a  yield   maintenance
                              agreement between a third party and the Trustee on
                              behalf  of  the   holders   of  the   Class   AV-1
                              Certificates. Payments under the yield maintenance
                              agreement  will be deposited  into a reserve fund.
                              On  each  Distribution  Date,  to  the  extent  of
                              amounts  in  the  reserve  fund,   funds  will  be
                              withdrawn from the reserve fund and distributed to the Class AV-1 Certificates to cover any interest, principal and certain amounts owed to the Class
                              AV-1 Certificates from prior Distribution Dates as a result of limiting their pass-through rate to the Class AV-1 Cap, to the extent such payments are not covered by collections on the related mortgage loans or excess interest.


                              INTEREST DISTRIBUTIONS
                              ----------------------

Interest Accrual Period:      For  each  Distribution  Date  and  each  class of
                              Offered  Certificates,  other than the Class AF-1,
                              Class  AV-1  and  Class  AV-2  Certificates,   the
                              Interest Accrual Period will be from and including the first day of the calendar month preceding the related Distribution Date to and including the last day of such month, and all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                              With respect to the Class AF-1, Class AV-1 and Class AV-2 Certificates, the Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to related Distribution Date, and all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Interest Distributions:       On each Distribution  Date,  interest collected or
                              advanced on the mortgage loans will be remitted in the following order of priority, to the extent available:

                              I. that portion of available funds consisting of the Group IA Interest Remittance amount for such Distribution Date:

                              (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group IA Mortgage Loans;

                              (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group IA Mortgage Loans;

                              (iii) concurrently, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, pro rata, the applicable Interest Distribution Amount for such Distribution Date;

                              (iv) concurrently, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, pro rata, the applicable unpaid interest amounts, if any;

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                                       8
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Subject to Revision - Computational Materials Dated July 16, 2003

                              (v) to the Class AV-1 Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause II(iii) and clause II(iv) below for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid; and

                              (vi) to the Class AV-2 Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause III(iii) and clause III(iv) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;

                              II. that portion of available funds consisting of the Group IB Interest Remittance amount for such Distribution Date:

                              (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group IB Mortgage Loans;

                              (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group IB Mortgage Loans;

                              (iii)  to  the  Class   AV-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              (iv)  to  the   Class   AV-1   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              (v) concurrently, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, pro rata, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause I(iii) and clause I(iv) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid; and

                              (vi) to the Class AV-2 Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause III(iii) and clause III(iv) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;

                              III. that portion of available funds consisting of the Group II Interest Remittance Amount for such Distribution Date:

                              (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group II Mortgage Loans;

                              (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group II Mortgage Loans;

                              (iii)  to  the  Class   AV-2   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;


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                                       9
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Subject to Revision - Computational Materials Dated July 16, 2003

                              (iv)  to  the   Class   AV-2   Certificates,   the
                              applicable unpaid interest amounts, if any; and

                              (v) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause I(iii) and clause I(iv) (with respect to the Class AF Certificates) and clause II(iii) and clause II(iv) (with respect to the Class AV-1 Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;

                              IV. that portion of available funds consisting of the Group IA Interest Remittance Amount, Group IB Interest Remittance Amount and Group II Interest Remittance Amount for such Distribution Date remaining after the distributions pursuant to clauses I, II and III above, as follows:

                              first,   to  the  Class  M-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              second,  to  the  Class  M-2   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              third,   to  the  Class  M-3   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              fourth,   to  the   Class  B   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date; and

                              fifth, any remaining amount to be applied as the "Monthly Excess Interest Amount" described herein.

Interest Distribution Amount: For each  class of Offered  Certificates  and each
                              Distribution Date, the "Interest Distribution Amount" means an amount equal to the interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the certificate principal balance of such class of certificates, minus such class' share of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.

Interest Remittance Amount:   With  respect  to any  Distribution  Date and loan
                              group,  that portion of  available  funds for such
                              Distribution   Date   attributable   to   interest
                              received or advanced with respect to the loans of such loan group.

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                                       10
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Subject to Revision - Computational Materials Dated July 16, 2003

Class AV-1 Cap:               For any  Distribution  Date,  the "Class AV-1 Cap"
                              will  equal the sum of (i) the Pool Cap and (ii) a
                              fraction  (expressed  as  a  percentage)  (A)  the
                              numerator  of  which  is the  lesser  of  (1)  the
                              product of the  excess,  if any,  of the  weighted
                              average Net Mortgage Rate of the Group IB Mortgage
                              Loans  over  the  Pool  Cap  and  the  certificate
                              principal  balance of the Class AV-1  Certificates
                              (prior to the  distribution  of any  principal  on
                              such Distribution Date) and (2) the sum of (a) the
                              product  of the  excess,  if any,  of the Pool Cap
                              over  the  weighted  average  of the  Pass-Through
                              Rates of the  certificates  (other  than the Class
                              AV-1 and Class X  Certificates)  (weighted  on the
                              basis of their  respective  certificate  principal
                              balances   prior  to  the   distribution   of  any
                              principal on such Distribution Date) and the aggregate certificate principal balance of the certificates (other than the Class AV-1 and Class
                              X  Certificates)  and (b) the  product of the Pool
                              Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual
                              Period) and (B) the denominator of which is the certificate principal balance of the Class AV-1
                              Certificates.

Class AV-2 Cap:               For any  Distribution  Date,  the "Class AV-2 Cap"
                              will  equal the sum of (i) the Pool Cap and (ii) a
                              fraction  (expressed  as  a  percentage)  (A)  the
                              numerator  of  which  is the  lesser  of  (1)  the
                              product of the  excess,  if any,  of the  weighted
                              average Net Mortgage Rate of the Group II Mortgage
                              Loans  over  the  Pool  Cap  and  the  certificate
                              principal  balance of the Class AV-2  Certificates
                              (prior to the  distribution  of any  principal  on
                              such Distribution Date) and (2) the sum of (a) the
                              product  of the  excess,  if any,  of the Pool Cap
                              over  the  weighted  average  of the  Pass-Through
                              Rates of the  certificates  (other  than the Class
                              AV-2 and Class X  Certificates)  (weighted  on the
                              basis of their  respective  certificate  principal
                              balances   prior  to  the   distribution   of  any
                              principal on such Distribution Date) and the aggregate certificate principal balance of the certificates (other than the Class AV-2 and Class
                              X  Certificates)  and (b) the  product of the Pool
                              Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual
                              Period) and (B) the denominator of which is the certificate principal balance of the Class AV-2
                              Certificates.

Pool Cap:                     For any  Distribution  Date,  the "Pool  Cap" will
                              equal the  weighted  average  of the Net  Mortgage
                              Rates, weighted on the basis of the mortgage loan balances as of the first day of the related
                              Collection Period.

Net Mortgage Rate:            The "Net  Mortgage  Rate" of any mortgage  loan is
                              its mortgage  rate,  less the sum of the Servicing
                              Fee, the Trustee Fee and, if applicable, the mortgage insurance premium.

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Pass Through Rate for the Class AV-1  Certificates
                              is subject  to the Class AV-1 Cap,  the Class AV-1
                              Certificates  will be entitled  to  receive,  from
                              amounts    otherwise   paid   to   the   Class   X
                              Certificates,  an amount  equal to the  product of
                              (a) the excess of (i) the Pass-Through Rate that the Class AV-1 Certificates would have received if they were not subject to the Class AV-1 Cap
                              (subject to a maximum rate of [14]%), over (ii) the Class AV-1 Cap, and (b) the certificate principal balance of the Class AV-1 Certificates.


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                                       11
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Subject to Revision - Computational Materials Dated July 16, 2003

Class AV-2 Carryover:         With respect to any Distribution Date on which the
                              Pass-Through  Rate for the Class AV-2 Certificates
                              is subject  to the Class AV-2 Cap,  the Class AV-2
                              Certificates  will be entitled  to  receive,  from
                              amounts    otherwise   paid   to   the   Class   X
                              Certificates,  an amount  equal to the  product of
                              (a) the excess of (i) the Pass-Through Rate that the Class AV-2 Certificates would have received if they were not subject to the Class AV-2 Cap
                              (subject to a maximum rate of [10]%), over (ii) the Class AV-2 Cap, and (b) the certificate principal balance of the Class AV-2 Certificates.

Pass-Through Rate:            With  respect  to the Class  AF-1,  Class AV-1 and
                              Class AV-2 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR for the related Interest Accrual Period plus a margin, which will be set at pricing, subject to the related cap. With respect to the Class AF-2, Class
                              AF-3, Class AF-4, Class M-1, Class M-2, Class M-3 and Class B Certificates and any Distribution
                              Date, a per annum rate, which will be fixed at pricing, subject to the related cap.

                              After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates will double.

                              PRINCIPAL DISTRIBUTIONS
                              -----------------------

                              Principal will be distributed to the holders of the certificates in accordance with a payment priority, which is designed to maintain a specified level of credit support below each class. This credit support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of Offered Certificates.

Class AF Principal            With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (a) the aggregate
                              of the certificate principal balances of the Class
                              AF   Certificates   immediately   prior   to  that
                              Distribution Date and (b) the product of (x) the Allocation Percentage of the Group IA Mortgage
                              Loans and (y) the  Senior  Principal  Distribution
                              Amount.

Class AV-1 Principal          With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is  not  in   effect,   the   lesser  of  (a)  the
                              certificate  principal  balance  of the Class AV-1
                              Certificates    immediately    prior    to    that
                              Distribution Date and (b) the product of (x) the Allocation Percentage of the Group IB Mortgage
                              Loans and (y) the  Senior  Principal  Distribution
                              Amount.

Class AV-2 Principal          With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is  not  in   effect,   the   lesser  of  (a)  the
                              certificate  principal  balance  of the Class AV-2
                              Certificates    immediately    prior    to    that
                              Distribution Date and (b) the product of (x) the Allocation Percentage of the Group II Mortgage
                              Loans and (y) the  Senior  Principal  Distribution
                              Amount.


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                                       12
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Subject to Revision - Computational Materials Dated July 16, 2003

Class M-1 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on such  Distribution  Date)  and (ii) the
                              certificate  principal  balance  of the  Class M-1
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [73.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-2 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on such  Distribution  Date) and (iii) the
                              certificate  principal  balance  of the  Class M-2
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [84.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-3 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on  such  Distribution  Date),  (iii)  the
                              certificate  principal  balance  of the  Class M-2
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-2  Principal  Distribution
                              Amount  on such  Distribution  Date)  and (iv) the
                              certificate  principal  balance  of the  Class M-3
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [90.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.


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                                       13
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Subject to Revision - Computational Materials Dated July 16, 2003

Class B Principal             As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on  such  Distribution  Date),  (iii)  the
                              certificate  principal  balance  of the  Class M-2
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-2  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (iv)  the
                              certificate  principal  balance  of the  Class M-3
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-3  Principal  Distribution
                              Amount  on  such  Distribution  Date)  and (v) the
                              certificate  principal  balance  of  the  Class  B
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [92.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Senior Principal              As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of the
                              certificate   principal  balances  of  the  Senior
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [61.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Pool Balance:                 As of any Distribution Date, the sum of the unpaid
                              principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

Extra Principal               As of any Distribution Date, the lesser of (x) the
Distribution Amount:          Monthly   Excess    Interest   Amount   for   such
                              Distribution       Date      and      (y)      the
                              Overcollateralization    Deficiency    for    such
                              Distribution Date.

Basic Principal               With  respect  to any  Distribution  Date and loan
Distribution Amount:          group, (i) the related Principal Remittance Amount
                              minus  (ii)  the   Overcollateralization   Release
                              Amount,   if  any,   multiplied   by  the  related
                              Allocation Percentage.

Allocation Percentage:        With  respect  to any  Distribution  Date and loan
                              group,  the  percentage  equivalent of a fraction,
                              the   numerator   of  which  is  (i)  the  related
                              Principal  Remittance Amount for such Distribution
                              Date, and the denominator of which is (ii) the aggregate Principal Remittance Amount for all loan groups for such Distribution Date.

Overcollateralization         As of any Distribution  Date, the excess,  if any,
Deficiency:                   of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              overcollateralization amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the certificate  principal balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

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                                       14

Subject to Revision - Computational Materials Dated July 16, 2003

Overcollateralization         With respect to any Distribution  Date on or after
Release Amount:               the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (x) the Principal
                              Remittance  Amount for such  Distribution Date and
                              (y)   the    excess,    if   any,   of   (i)   the
                              overcollateralization amount for such Distribution
                              Date,   assuming   that  100%  of  the   Principal
                              Remittance   Amount  is  applied  as  a  principal
                              payment on the  Certificates on such  Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to
                              any Distribution  Date on which a Trigger Event is
                              in  effect,  the   Overcollateralization   Release
                              Amount will be zero.

Principal                     With  respect  to any  Distribution  Date and loan
Distribution Amount:          group,  the sum of (i) the related Basic Principal
                              Distribution  Amount and (ii) the Extra  Principal
                              Distribution Amount for such Distribution Date multiplied by the related Allocation Percentage.

Principal Remittance          With respect to any  Distribution  Date and group,
Amount:                       the amount  described in the pooling and servicing
                              agreement.

Stepdown Date:                The earlier to occur of (i) the Distribution  Date
                              on  which  the  aggregate   certificate  principal
                              balance of the Senior Certificates is reduced to zero, and (ii) the later to occur of (a) the Distribution Date in August 2006 and (b) the first
                              Distribution Date on which the Senior  Enhancement
                              Percentage  is greater than or equal to the Senior
                              Specified Enhancement Percentage.

Senior Enhancement            For  any  Distribution   Date  is  the  percentage
Percentage:                   obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  certificate  principal  balance  of the
                              Subordinated    Certificates    and    (ii)    the
                              overcollateralization  amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the Pool Balance as of the last day of the related Collection Period.

Senior Specified              On  any  date  of   determination   thereof  means
Enhancement Percentage:       approximately [39.00]%.


Trigger Event:                A "Trigger  Event" will be deemed to have occurred
                              upon the occurrence of certain pool performance related events as specified in the pooling and servicing agreement.

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                                       15

Subject to Revision - Computational Materials Dated July 16, 2003

Principal Distributions       I. On each  Distribution  Date  (a)  prior  to the
on the Certificates:          Stepdown  Date or (b) on which a Trigger  Event is
                              in effect,  distributions  in respect of principal
                              to  the   extent   of  the   Group  IA   Principal
                              Distribution Amount will be made in the following amounts and order of priority:

                              (i) sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero;

                              (ii) after taking into account the distributions made pursuant to clause II(i) below on such Distribution Date, to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              (iii) after taking into account the distributions made pursuant to clause III(i) below on such Distribution Date, to the Class AV-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group IB Principal Distribution Amount will be made in the following amounts and order of priority:

                              (i) to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (ii) after taking into account the distributions made pursuant to clause I(i) above on such Distribution Date, sequentially, to the Class
                              AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero; and

                              (iii) after taking into account the distributions made pursuant to clause III(i) below on such Distribution Date, to the Class AV-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group II Principal Distribution Amount will be made in the following amounts and order of priority:

                              (i) to the Class AV-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              (ii) after taking into account the distributions made pursuant to clause I(i) and clause II(i) on such Distribution Date, pro rata, to the Class AF Certificates (in the order set forth in clause I(i)) and Class AV-1 Certificates, until the respective certificate principal balances thereof have been reduced to zero.

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                                       16

Subject to Revision - Computational Materials Dated July 16, 2003

                              IV. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group IA Principal Distribution Amount, Group IB Principal Distribution Amount and Group II Principal Distribution Amount remaining after the distributions in clauses I, II and III above will be made in the following amounts and order of priority:

                              (i) to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (ii) to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (iii) to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class B Certificates, until the certificate principal balance thereof has been reduced to zero.

                              V. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group IA Principal Distribution Amount will be made in the following amounts and order of priority:

                              (i) the Class AF Principal Distribution Amount, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero;

                              (ii) an amount equal to the excess, if any, of the Senior Principal Distribution Amount over the amounts distributed pursuant to clause VI(i) and clause VII(i) on such Distribution Date, to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              (iii) an amount equal to the excess, if any, of the Senior Principal Distribution Amount over the amounts distributed pursuant to clause VI(i) and clause VII(i) on such Distribution Date, to the Class AV-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group IB Principal Distribution Amount will be made in the following amounts and order of priority:

                              (i) to the Class AV-1 Certificates, the Class AV-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

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                                       17

Subject to Revision - Computational Materials Dated July 16, 2003

                              (ii) an amount equal to the excess, if any, of the Senior Principal Distribution Amount over the amounts distributed pursuant to clause V(i) and clause VII(i) on such Distribution Date, sequentially, to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero; and

                              (iii) an amount equal to the excess, if any, of the Senior Principal Distribution Amount over the amounts distributed pursuant to clause V(i) and clause VII(i) on such Distribution Date, to the Class AV-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              VII. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group II Principal Distribution Amount will be made in the following amounts and order of priority:

                              (i) to the Class AV-2 Certificates, the Class AV-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (ii) an amount equal to the excess, if any, of the Senior Principal Distribution Amount over the amounts distributed pursuant to clause V(i) and clause VI(i) on such Distribution Date, to the Class AF Certificates (in the order set forth in clause I(i)) and Class AV-1 Certificates, pro rata, until the respective certificate principal balances thereof have been reduced to zero.

                              VIII. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group IA Principal Distribution Amount, Group IB Principal Distribution Amount and Group II Principal Distribution Amount remaining after the distributions in clauses V, VI and VII above will be made in the following amounts and order of priority:

                              (i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                              (ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                              (iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class B Certificates, the Class B Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

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                                       18

Subject to Revision - Computational Materials Dated July 16, 2003

Principal Distributions       The Class M-1,  Class  M-2,  Class M-3 and Class B
on the Subordinated           Certificates are not expected to receive principal
Certificates:                 distributions  until the Stepdown Date, as defined
                              herein, at the earliest.

Application of Monthly        On any  Distribution  Date, the sum of the Monthly
Excess Cashflow Amounts:      Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  aggregate
                              Principal     Distribution     Amount     (without
                              duplication)     remaining     after     principal
                              distributions  on the Offered  Certificates is the
                              "Monthly   Excess  Cashflow   Amount",   which  is
                              required to be applied in the  following  order of
                              priority    (the    "Monthly    Excess    Cashflow
                              Allocation") on such Distribution Date:

                              first, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AV-1 and Class AV-2 Certificates, pro rata, any remaining applicable Interest Distribution Amount for such Distribution Date;

                              second, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AV-1 and Class AV-2 Certificates, pro rata, the remaining unpaid interest amounts for such classes, if any;

                              third, to fund the Extra Principal Distribution Amount for such Distribution Date;

                              fourth,  to  the  Class  M-1   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              fifth,   to  the  Class  M-1   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              sixth,   to  the  Class  M-1   Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              seventh,  to  the  Class  M-2  Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              eighth,  to  the  Class  M-2   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              ninth,   to  the  Class  M-2   Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              tenth,   to  the  Class  M-3   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              eleventh, to the Class M-3 Certificates, the applicable unpaid interest amounts, if any;

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                                       19

Subject to Revision - Computational Materials Dated July 16, 2003

                              twelfth,  to  the  Class  M-3  Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              thirteenth, to the Class B Certificates, any remaining Interest Distribution Amount for such Distribution Date;

                              fourteenth, to the Class B Certificates, the applicable unpaid interest amounts, if any;

                              fifteenth , to the Class B Certificates, the applicable applied realized loss amount for such Distribution Date;

                              sixteenth, from amounts payable to the Class X Certificates, any Class AV-1 Carryover or Class AV-2 Carryover, in the order specified in the pooling and servicing agreement; and

                              seventeenth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the pooling and servicing agreement.

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                                       20

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

# of Mortgage Loans                                       5,243
Aggregate Outstanding Principal Balance         $646,964,112.56
Aggregate Original Principal Balance            $649,182,512.10

                                                        Minimum                         Maximum                       Average
                                                        -------                         -------                       -------
Outstanding Principal Balance                         $6,560.02                     $498,877.57                   $123,395.79
Original Principal Balance                            $7,000.00                     $500,000.00                   $123,818.90

                                                        Minimum                         Maximum              Weighted Average
                                                        -------                         -------              ----------------
Original LTV Ratio                                        3.18%                         100.00%                        82.71%
Original CLTV Ratio                                      10.00%                         100.00%                        86.16%
Mortgage Rate                                            5.130%                         14.990%                        7.770%
Original Term (Months)                                       48                             360                           321
Remaining Term (Months)                                      42                             360                           318
Seasoning (Months)                                            0                              25                             3
Credit Score                                                525                             810                           636

                                                       Earliest                          Latest
                                                       --------                          ------
Origination Date                                       04/24/01                        05/30/03
Maturity Date                                          12/16/06                        06/04/33

------------------------------------------------------------------------------------------------------------------------------
                                         % of Aggregate                                                    % of Aggregate
Product Type                            Principal Balance             Geographic Concentration (> 5%)    Principal Balance
Fully Amortizing Fixed Rate                            48.74          California                                        14.58
Fixed Rate Balloon                                     13.73          Illinois                                           6.14
     Subtotal - (Total Fixed Rate)                     62.47          Michigan                                           5.90
Fully Amortizing Adjustable Rate                       37.53          Ohio                                               5.75
-------------------------------------------------------------         Pennsylvania                                       5.54
Total                                                100.00%          North Carolina                                     5.34
                                                                      New Jersey                                         5.02
                                         % of Aggregate               States with < 5% Concentration                    51.72
Lien Position                           Principal Balance             --------------------------------------------------------
                                                                      Total                                           100.00%
First                                                  95.34
Seconds                                                 4.66
-------------------------------------------------------------
Total                                                100.00%                                               % of Aggregate
                                                                      Property Type                      Principal Balance
                                         % of Aggregate               Single Family                                     84.76
Loan Purpose                            Principal Balance             Duplex                                             5.32
Cashout                                                70.17          Condo                                              3.93
Purchase                                               18.99          Mixed Use                                          2.55
Refinance (Rate/Term)                                  10.84          5-10 Family/Units                                  1.72
-------------------------------------------------------------         Quadruplex                                         0.73
Total                                                100.00%          Triplex                                            0.44
                                                                      Townhouse                                          0.33
                                         % of Aggregate               Row Home                                           0.23
Occupancy Status                        Principal Balance             --------------------------------------------------------
                                                                      Total                                           100.00%
Owner Occupied                                         91.96
Non-Owner Occupied                                      8.04
-------------------------------------------------------------
Total                                                100.00%                                               % of Aggregate
                                                                      Prepayment Penalty Status          Principal Balance
                                         % of Aggregate               Loans with Prepayment Penalty                     84.24
Documentation Type                      Principal Balance             Loans without Prepayment Penalty                  15.76
                                                                      --------------------------------------------------------
Full Doc                                               82.13          Total                                           100.00%
SI                                                     13.34
AIV                                                     3.45                                               % of Aggregate
Lite Doc                                                1.09          Year of Origination                Principal Balance
-------------------------------------------------------------         2001                                               0.34
Total                                                100.00%          2002                                              10.73
                                                                      2003                                              88.93
                                         % of Aggregate               --------------------------------------------------------
                                                                      Total                                           100.00%
Mortgage Insurance Coverage             Principal Balance
Covered                                                37.02
Not Covered                                            62.98
-------------------------------------------------------------
Total                                                100.00%


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                                       21

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Mortgage Rate (%)                                    Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 5.001 to  5.500                                                     2                $324,949.43                     0.05%
 5.501 to  6.000                                                    28               5,178,148.79                      0.80
 6.001 to  6.500                                                   163              28,368,550.49                      4.38
 6.501 to  7.000                                                   913             145,227,129.89                     22.45
 7.001 to  7.500                                                   974             142,915,993.85                     22.09
 7.501 to  8.000                                                 1,138             152,983,779.71                     23.65
 8.001 to  8.500                                                   570              72,079,827.52                     11.14
 8.501 to  9.000                                                   430              45,647,205.28                      7.06
 9.001 to  9.500                                                   229              18,224,188.18                      2.82
 9.501 to 10.000                                                   235              13,159,881.02                      2.03
10.001 to 10.500                                                   147               7,323,984.85                      1.13
10.501 to 11.000                                                   200               8,587,973.27                      1.33
11.001 to 11.500                                                    64               2,344,933.47                      0.36
11.501 to 12.000                                                    49               1,653,675.30                      0.26
12.001 to 12.500                                                    30               1,116,349.77                      0.17
12.501 to 13.000                                                    51               1,373,123.56                      0.21
13.001 to 13.500                                                     8                 225,004.85                      0.03
13.501 to 14.000                                                     6                 116,680.83                      0.02
14.001 to 14.500                                                     4                  90,180.44                      0.01
14.501 to 15.000                                                     2                  22,552.06                      0.00
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Combined Loan-to-Value Ratio (%)                     Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 5.01 to   10.00                                                     2                $122,956.79                     0.02%
10.01 to   15.00                                                     3                  81,440.83                      0.01
15.01 to   20.00                                                     9                 444,789.88                      0.07
20.01 to   25.00                                                     5                 246,816.11                      0.04
25.01 to   30.00                                                     4                 304,483.83                      0.05
30.01 to   35.00                                                     7                 518,845.86                      0.08
35.01 to   40.00                                                    22               2,312,926.61                      0.36
40.01 to   45.00                                                    16               1,533,308.75                      0.24
45.01 to   50.00                                                    38               3,948,623.42                      0.61
50.01 to   55.00                                                    51               5,247,552.01                      0.81
55.01 to   60.00                                                    78               8,130,471.08                      1.26
60.01 to   65.00                                                   117              14,834,815.79                      2.29
65.01 to   70.00                                                   208              26,831,963.55                      4.15
70.01 to   75.00                                                   316              42,599,053.33                      6.58
75.01 to   80.00                                                   784             103,539,535.10                     16.00
80.01 to   85.00                                                   560              73,692,420.46                     11.39
85.01 to   90.00                                                   999             135,823,962.76                     20.99
90.01 to   95.00                                                   575              74,599,846.50                     11.53
95.01 to 100.00                                                  1,449             152,150,299.90                     23.52
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================


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                                       22

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Cut-Off Date Principal Balance ($)                   Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
      0.01 to  25,000.00                                           318              $5,739,716.89                     0.89%
 25,000.01 to  50,000.00                                           599              23,085,447.53                      3.57
 50,000.01 to  75,000.00                                           722              45,578,176.02                      7.04
 75,000.01 to 100,000.00                                           798              70,278,615.82                     10.86
100,000.01 to 125,000.00                                           708              79,412,761.71                     12.27
125,000.01 to 150,000.00                                           598              81,864,215.80                     12.65
150,000.01 to 175,000.00                                           391              63,078,245.49                      9.75
175,000.01 to 200,000.00                                           310              58,012,324.74                      8.97
200,000.01 to 225,000.00                                           226              48,108,644.44                      7.44
225,000.01 to 250,000.00                                           154              36,658,200.72                      5.67
250,000.01 to 275,000.00                                            93              24,371,235.58                      3.77
275,000.01 to 300,000.00                                            94              27,041,451.30                      4.18
300,000.01 to 325,000.00                                            59              18,501,508.73                      2.86
325,000.01 to 350,000.00                                            58              19,598,326.80                      3.03
350,000.01 to 375,000.00                                            42              15,195,397.19                      2.35
375,000.01 to 400,000.00                                            34              13,210,118.75                      2.04
400,000.01 to 425,000.00                                            17               7,041,128.70                      1.09
425,000.01 to 450,000.00                                            10               4,402,221.74                      0.68
450,000.01 to 475,000.00                                             4               1,855,566.78                      0.29
475,000.01 to 500,000.00                                             8               3,930,807.83                      0.61
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Prepayment Penalty Period (Months)                   Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
No Prepayment Penalty                                            1,081            $101,989,145.63                    15.76%
6                                                                    2                 203,348.39                      0.03
12                                                                 383              63,546,000.54                      9.82
24                                                               1,282             176,867,288.70                     27.34
30                                                                   4                 623,090.87                      0.10
36                                                               1,913             231,791,208.30                     35.83
42                                                                  20               2,818,304.86                      0.44
48                                                                   6                 967,231.49                      0.15
60                                                                 552              68,158,493.78                     10.54
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================

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                                       23

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Remaining Term to Maturity (Months)                  Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 37 to  48                                                           1                $238,742.04                     0.04%
 49 to  60                                                          35               4,718,284.20                      0.73
 73 to  84                                                           1                  20,448.05                      0.00
 97 to 108                                                           7                 625,884.46                      0.10
109 to 120                                                         149              20,087,754.84                      3.10
133 to 144                                                           1                 124,098.69                      0.02
157 to 168                                                          40               3,333,680.67                      0.52
169 to 180                                                       1,098              85,450,746.85                     13.21
217 to 228                                                           9                 619,601.50                      0.10
229 to 240                                                         357              23,646,421.64                      3.65
289 to 300                                                           5                 764,421.90                      0.12
325 to 336                                                           1                  23,674.98                      0.00
337 to 348                                                          33               3,745,557.53                      0.58
349 to 360                                                       3,506             503,564,795.21                     77.84
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Seasoning (Months)                                   Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 0                                                                 206             $28,198,513.86                     4.36%
 1 to 12                                                         4,956             611,590,089.27                     94.53
13 to 24                                                            80               7,151,834.45                      1.11
25 to 36                                                             1                  23,674.98                      0.00
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Credit Grade                                         Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
A                                                                4,104            $505,921,454.01                    78.20%
B                                                                  911             115,198,743.45                     17.81
C                                                                  228              25,843,915.10                      3.99
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
FICO Score                                           Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
501 to 525                                                           2                $182,310.78                     0.03%
526 to 550                                                         194              23,405,029.98                      3.62
551 to 575                                                         334              41,204,190.89                      6.37
576 to 600                                                         575              73,108,305.79                     11.30
601 to 625                                                       1,082             132,096,206.08                     20.42
626 to 650                                                       1,283             153,390,496.47                     23.71
651 to 675                                                         853             103,941,117.02                     16.07
676 to 700                                                         440              56,914,458.64                      8.80
701 to 725                                                         239              32,072,819.45                      4.96
726 to 750                                                         127              15,647,942.00                      2.42
751 to 775                                                          77              10,824,830.01                      1.67
776 to 800                                                          34               4,000,309.50                      0.62
801 to 825                                                           3                 176,095.95                      0.03
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Geographic Location                                  Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
California                                                         598             $94,336,992.73                    14.58%
Illinois                                                           265              39,735,050.04                      6.14
Michigan                                                           354              38,201,357.10                      5.90
Ohio                                                               340              37,207,153.46                      5.75
Pennsylvania                                                       383              35,831,543.44                      5.54
North Carolina                                                     272              34,574,506.49                      5.34
New Jersey                                                         202              32,496,526.85                      5.02
New York                                                           154              27,861,805.78                      4.31
Virginia                                                           211              27,836,474.69                      4.30
Massachusetts                                                      140              23,484,551.79                      3.63
Maryland                                                           175              22,981,492.61                      3.55
Missouri                                                           206              17,702,801.60                      2.74
Florida                                                            145              15,394,091.07                      2.38
Connecticut                                                        109              14,997,573.69                      2.32
Minnesota                                                           93              14,809,598.45                      2.29
Wisconsin                                                          127              14,688,127.00                      2.27
Indiana                                                            154              14,314,352.18                      2.21
South Carolina                                                     123              12,762,522.70                      1.97
Kentucky                                                           125              12,586,666.47                      1.95
Arizona                                                            111              12,221,520.71                      1.89
Tennessee                                                          118              12,145,950.44                      1.88
Kansas                                                             108              10,387,799.65                      1.61
South Dakota                                                       102              10,152,258.18                      1.57
Nevada                                                              68               9,206,180.17                      1.42
Colorado                                                            75               9,174,030.04                      1.42
Washington                                                          75               8,426,207.32                      1.30
Rhode Island                                                        62               8,308,165.72                      1.28
Utah                                                                40               4,804,554.13                      0.74
Delaware                                                            43               4,794,369.51                      0.74
Iowa                                                                50               4,264,258.62                      0.66
Oregon                                                              36               4,152,133.56                      0.64
Montana                                                             27               3,494,307.06                      0.54
Nebraska                                                            31               2,321,290.30                      0.36
Oklahoma                                                            31               2,297,409.06                      0.36
Texas                                                               17               2,145,921.11                      0.33
New Hampshire                                                       15               1,658,776.55                      0.26
North Dakota                                                        18               1,464,134.84                      0.23
Idaho                                                               18               1,458,329.65                      0.23
New Mexico                                                          15               1,452,216.08                      0.22
Georgia                                                              2                 421,625.68                      0.07
Maine                                                                3                 165,151.59                      0.03
Alaska                                                               1                 150,386.32                      0.02
Wyoming                                                              1                  93,948.13                      0.01
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            5,243            $646,964,112.56                   100.00%
===============================================    ====================    =======================   =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IA MORTGAGE LOANS

# of Mortgage Loans                                      2,738
Aggregate Outstanding Principal Balance        $281,219,545.57
Aggregate Original Principal Balance           $282,259,253.00

                                                       Minimum                     Maximum                     Average
                                                       -------                     -------                     -------
Outstanding Principal Balance                        $6,560.02                 $388,940.64                 $102,709.84
Original Principal Balance                           $7,000.00                 $390,000.00                 $103,089.57

                                                       Minimum                     Maximum            Weighted Average
                                                       -------                     -------            ----------------
Original LTV Ratio                                       3.68%                     100.00%                      81.37%
Original CLTV Ratio                                     10.00%                     100.00%                      87.16%
Mortgage Rate                                           5.750%                     14.990%                      7.857%
Original Term (Months)                                      60                         360                         311
Remaining Term (Months)                                     50                         360                         308
Seasoning (Months)                                           0                          25                           3
Credit Score                                               525                         806                         639

                                                      Earliest                      Latest
                                                      --------                      ------
Origination Date                                      04/24/01                    05/30/03
Maturity Date                                         08/13/07                    06/04/33

-----------------------------------------------------------------------------------------------------------------------

                                  % of Aggregate                                                   % of Aggregate
Product Type                    Principal Balance       Geographic Concentration (> 5%)          Principal Balance
Fully Amortizing Fixed Rate                    83.70    California                                              14.22
Fixed Rate Balloon                             16.30    New York                                                 7.99
-----------------------------------------------------   Pennsylvania                                             6.52
Total                                        100.00%    Maryland                                                 5.60
                                                        North Carolina                                           5.48
                                  % of Aggregate        States with < 5% Concentration                          60.18
Lien Position                   Principal Balance       --------------------------------------------------------------
                                                        Total                                                 100.00%
First                                          92.16
Seconds                                         7.84
-----------------------------------------------------
Total                                        100.00%                                               % of Aggregate
                                                        Property Type                            Principal Balance
                                  % of Aggregate        Single Family                                           86.49
Loan Purpose                    Principal Balance       Duplex                                                   6.40
Cashout                                        75.11    Condo                                                    4.82
Purchase                                       13.72    Quadruplex                                               0.91
Refinance (Rate/Term)                          11.17    Triplex                                                  0.67
-----------------------------------------------------   Row Home                                                 0.43
Total                                        100.00%    Townhouse                                                0.28
                                                        --------------------------------------------------------------
                                                        Total                                                 100.00%
                                  % of Aggregate
Occupancy Status                Principal Balance                                                  % of Aggregate
Owner Occupied                                 94.34    Prepayment Penalty Status                Principal Balance
Non-Owner Occupied                              5.66    Loans with Prepayment Penalty                           80.26
-----------------------------------------------------   Loans without Prepayment Penalty                        19.74
Total                                        100.00%    --------------------------------------------------------------
                                                        Total                                                 100.00%

                                  % of Aggregate
Documentation Type              Principal Balance                                                  % of Aggregate
Full Doc                                       84.32    Year of Origination                      Principal Balance
SI                                             12.83    2001                                                     0.49
AIV                                             2.22    2002                                                     9.12
Lite Doc                                        0.63    2003                                                    90.39
-----------------------------------------------------   --------------------------------------------------------------
Total                                        100.00%    Total                                                 100.00%

                                  % of Aggregate
Mortgage Insurance Coverage     Principal Balance
Covered                                        38.57
Not Covered                                    61.43
-----------------------------------------------------
Total                                        100.00%

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL
                                              GROUP IA MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Mortgage Rate (%)                                    Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 5.501 to  6.000                                                    10              $2,069,699.36                     0.74%
 6.001 to  6.500                                                    49               8,021,768.79                      2.85
 6.501 to  7.000                                                   419              60,668,716.18                     21.57
 7.001 to  7.500                                                   479              64,358,974.13                     22.89
 7.501 to  8.000                                                   563              69,222,267.17                     24.62
 8.001 to  8.500                                                   278              30,496,414.83                     10.84
 8.501 to  9.000                                                   198              17,812,185.34                      6.33
 9.001 to  9.500                                                   130               7,455,794.85                      2.65
 9.501 to 10.000                                                   158               6,821,668.73                      2.43
10.001 to 10.500                                                   106               3,895,486.20                      1.39
10.501 to 11.000                                                   161               5,178,779.80                      1.84
11.001 to 11.500                                                    55               1,639,186.02                      0.58
11.501 to 12.000                                                    43               1,247,966.80                      0.44
12.001 to 12.500                                                    25                 798,899.28                      0.28
12.501 to 13.000                                                    46               1,175,184.78                      0.42
13.001 to 13.500                                                     7                 145,280.24                      0.05
13.501 to 14.000                                                     5                  98,540.57                      0.04
14.001 to 14.500                                                     4                  90,180.44                      0.03
14.501 to 15.000                                                     2                  22,552.06                      0.01
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Combined Loan to Value Ratio (%)                     Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 5.01 to   10.00                                                     2                $122,956.79                     0.04%
10.01 to   15.00                                                     3                  81,440.83                      0.03
15.01 to   20.00                                                     9                 444,789.88                      0.16
20.01 to   25.00                                                     5                 246,816.11                      0.09
25.01 to   30.00                                                     3                 250,811.25                      0.09
30.01 to   35.00                                                     5                 276,914.16                      0.10
35.01 to   40.00                                                    16               1,200,849.89                      0.43
40.01 to   45.00                                                     8                 443,325.42                      0.16
45.01 to   50.00                                                    19               1,515,349.12                      0.54
50.01 to   55.00                                                    33               3,105,633.04                      1.10
55.01 to   60.00                                                    40               3,753,846.80                      1.33
60.01 to   65.00                                                    52               5,473,016.68                      1.95
65.01 to   70.00                                                    82               9,538,089.77                      3.39
70.01 to   75.00                                                   134              15,122,931.10                      5.38
75.01 to   80.00                                                   313              35,627,225.21                     12.67
80.01 to   85.00                                                   281              33,480,630.97                     11.91
85.01 to   90.00                                                   474              56,497,999.85                     20.09
90.01 to   95.00                                                   319              34,116,656.94                     12.13
95.01 to  100.00                                                   940              79,920,261.76                     28.42
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IA MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Cut-Off Date Principal Balance ($)                   Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
      0.01 to  25,000.00                                           289              $5,206,116.30                     1.85%
 25,000.01 to  50,000.00                                           462              17,423,485.42                      6.20
 50,000.01 to  75,000.00                                           408              25,416,784.00                      9.04
 75,000.01 to 100,000.00                                           394              34,694,421.57                     12.34
100,000.01 to 125,000.00                                           314              35,042,622.78                     12.46
125,000.01 to 150,000.00                                           267              36,429,021.96                     12.95
150,000.01 to 175,000.00                                           182              29,499,386.34                     10.49
175,000.01 to 200,000.00                                           121              22,619,654.27                      8.04
200,000.01 to 225,000.00                                            99              21,100,511.57                      7.50
225,000.01 to 250,000.00                                            83              19,711,957.30                      7.01
250,000.01 to 275,000.00                                            47              12,333,153.74                      4.39
275,000.01 to 300,000.00                                            39              11,159,463.14                      3.97
300,000.01 to 325,000.00                                            26               8,138,525.65                      2.89
325,000.01 to 350,000.00                                             5               1,686,950.48                      0.60
350,000.01 to 375,000.00                                             1                 368,550.41                      0.13
375,000.01 to 400,000.00                                             1                 388,940.64                      0.14
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Prepayment Penalty Period (Months)                   Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
No Prepayment Penalty                                              757             $55,519,628.55                    19.74%
12                                                                 230              34,401,464.40                     12.23
24                                                                 211              19,023,205.91                      6.76
30                                                                   2                 185,847.18                      0.07
36                                                               1,527             171,275,611.16                     60.90
42                                                                   1                 181,756.73                      0.06
60                                                                  10                 632,031.64                      0.22
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Remaining Term to Maturity (Months)                  Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 49 to  60                                                           4                 $83,418.34                     0.03%
 73 to  84                                                           1                  20,448.05                      0.01
 97 to 108                                                           3                  32,214.30                      0.01
109 to 120                                                          31               1,486,460.26                      0.53
133 to 144                                                           1                 124,098.69                      0.04
157 to 168                                                          38               2,929,214.23                      1.04
169 to 180                                                         855              59,099,704.61                     21.02
217 to 228                                                           9                 619,601.50                      0.22
229 to 240                                                         287              17,917,024.18                      6.37
289 to 300                                                           2                 370,937.11                      0.13
325 to 336                                                           1                  23,674.98                      0.01
337 to 348                                                           9               1,040,849.38                      0.37
349 to 360                                                       1,497             197,471,899.94                     70.22
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IA MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Seasoning (Months)                                   Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
 0                                                                  73              $8,531,975.58                     3.03%
 1 to 12                                                         2,610             268,526,782.60                     95.49
13 to 24                                                            54               4,137,112.41                      1.47
25 to 36                                                             1                  23,674.98                      0.01
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Credit Grade                                         Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
A                                                                2,255            $227,154,616.21                    80.77%
B                                                                  397              45,875,572.18                     16.31
C                                                                   86               8,189,357.18                      2.91
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================



                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
FICO Score                                           Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
501 to 525                                                           1                 $52,583.43                     0.02%
526 to 550                                                          70               8,153,421.13                      2.90
551 to 575                                                         141              16,548,242.67                      5.88
576 to 600                                                         268              28,798,886.95                     10.24
601 to 625                                                         570              58,238,835.76                     20.71
626 to 650                                                         706              66,419,720.98                     23.62
651 to 675                                                         488              49,907,846.36                     17.75
676 to 700                                                         241              25,929,114.53                      9.22
701 to 725                                                         115              13,087,747.44                      4.65
726 to 750                                                          75               7,554,795.16                      2.69
751 to 775                                                          43               4,920,899.80                      1.75
776 to 800                                                          18               1,481,307.89                      0.53
801 to 825                                                           2                 126,143.47                      0.04
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IA MORTGAGE LOANS

                                                                                                           Percent of
                                                        Number of                Aggregate                 Aggregate
Geographic Location                                  Mortgage Loans          Principal Balance         Principal Balance
-----------------------------------------------    --------------------    -----------------------   -----------------------
California                                                         318             $39,998,661.62                    14.22%
New York                                                           131              22,467,451.48                      7.99
Pennsylvania                                                       238              18,343,040.26                      6.52
Maryland                                                           132              15,760,904.91                      5.60
North Carolina                                                     150              15,416,199.69                      5.48
New Jersey                                                         105              13,778,106.96                      4.90
Virginia                                                           109              12,877,212.38                      4.58
Illinois                                                           100              11,876,360.15                      4.22
Massachusetts                                                       80              10,958,015.05                      3.90
Indiana                                                            110               9,983,559.56                      3.55
Missouri                                                           122               9,075,816.59                      3.23
South Carolina                                                      95               8,889,347.18                      3.16
Kentucky                                                            89               8,053,453.65                      2.86
Michigan                                                           109               7,919,580.82                      2.82
Connecticut                                                         60               7,800,088.41                      2.77
Tennessee                                                           74               6,581,724.35                      2.34
Florida                                                             71               6,362,999.81                      2.26
Kansas                                                              72               5,946,148.26                      2.11
Colorado                                                            53               5,425,793.70                      1.93
Arizona                                                             63               5,094,531.41                      1.81
Ohio                                                                65               4,893,311.50                      1.74
Minnesota                                                           22               3,773,634.26                      1.34
Washington                                                          41               3,130,874.71                      1.11
Nevada                                                              32               3,109,867.42                      1.11
Utah                                                                28               2,872,205.12                      1.02
Delaware                                                            28               2,610,973.06                      0.93
Rhode Island                                                        29               2,558,644.15                      0.91
South Dakota                                                        39               2,513,169.33                      0.89
Iowa                                                                28               2,138,846.00                      0.76
Wisconsin                                                           22               1,654,124.62                      0.59
Oklahoma                                                            20               1,486,731.11                      0.53
Nebraska                                                            22               1,484,851.66                      0.53
Oregon                                                              22               1,481,112.75                      0.53
Texas                                                               10               1,311,959.58                      0.47
New Mexico                                                          13               1,078,276.43                      0.38
Montana                                                             11                 832,187.83                      0.30
Idaho                                                               11                 566,088.08                      0.20
North Dakota                                                         7                 473,865.16                      0.17
New Hampshire                                                        4                 316,719.02                      0.11
Georgia                                                              1                 207,755.37                      0.07
Maine                                                                2                 115,352.17                      0.04
-----------------------------------------------    --------------------    -----------------------   -----------------------
Total                                                            2,738            $281,219,545.57                   100.00%
===============================================    ====================    =======================   =======================

--------------------------------------------------------------------------------
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DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

# of Mortgage Loans                                           1,518
Aggregate Outstanding Principal Balance             $202,579,136.16
Aggregate Original Principal Balance                $203,175,178.60

                                                            Minimum                     Maximum                    Average
                                                            -------                     -------                    -------
Outstanding Principal Balance                            $12,060.15                 $475,215.84                $133,451.34
Original Principal Balance                               $16,400.00                 $476,000.00                $133,843.99

                                                            Minimum                     Maximum           Weighted Average
                                                            -------                     -------           ----------------
Original LTV Ratio                                           35.75%                     100.00%                     85.98%
Original CLTV Ratio                                          35.75%                     100.00%                     85.98%
Mortgage Rate                                                5.130%                     12.250%                     7.602%
Original Term (Months)                                          360                         360                        360
Remaining Term (Months)                                         340                         360                        357
Seasoning (Months)                                                0                          20                          3
Credit Score                                                    526                         810                        628

                                                           Earliest                      Latest
                                                           --------                      ------
Origination Date                                           09/26/01                    05/30/03
Maturity Date                                              10/01/31                    06/01/33

---------------------------------------------------------------------------------------------------------------------------

                                       % of Aggregate                                                  % of Aggregate
Product Type                         Principal Balance        Geographic Concentration (> 5%)         Principal Balance
Fully Amortizing Adjustable Rate                   100.00     California                                             12.76
----------------------------------------------------------    Michigan                                               12.64
Total                                             100.00%     Illinois                                               10.95
                                                              North Carolina                                          6.91
                                       % of Aggregate         Wisconsin                                               5.84
Lien Position                        Principal Balance        States with < 5% Concentration                         50.90
First                                              100.00     -------------------------------------------------------------
----------------------------------------------------------    Total                                                100.00%
Total                                             100.00%
                                                                                                       % of Aggregate
                                       % of Aggregate         Property Type                           Principal Balance
Loan Purpose                         Principal Balance        Single Family                                          87.58
Cashout                                             62.10     Duplex                                                  6.66
Purchase                                            25.71     Condo                                                   3.68
Refinance (Rate/Term)                               12.19     Quadruplex                                              0.91
----------------------------------------------------------    Townhouse                                               0.66
Total                                             100.00%     Triplex                                                 0.37
                                                              Row Home                                                0.15
                                                              -------------------------------------------------------------
                                       % of Aggregate         Total                                                100.00%
Occupancy Status                     Principal Balance
Owner Occupied                                      95.04
Non-Owner Occupied                                   4.96                                              % of Aggregate
----------------------------------------------------------    Prepayment Penalty Status               Principal Balance
Total                                             100.00%     Loans with Prepayment Penalty                          84.65
                                                              Loans without Prepayment Penalty                       15.35
                                                              -------------------------------------------------------------
                                       % of Aggregate         Total                                                100.00%
Documentation Type                   Principal Balance
Full Doc                                            80.08
SI                                                  14.32                                              % of Aggregate
AIV                                                  4.44     Year of Origination                     Principal Balance
Lite Doc                                             1.16     2001                                                    0.24
----------------------------------------------------------    2002                                                    9.29
Total                                             100.00%     2003                                                   90.48
                                                              -------------------------------------------------------------
                                                              Total                                                100.00%
                                       % of Aggregate
Mortgage Insurance Coverage          Principal Balance
Covered                                             41.19
Not Covered                                         58.81
----------------------------------------------------------
Total                                             100.00%

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS


                                                         Minimum            Maximum                 Weighted Average
                                                         -------            -------                 ----------------
Margin                                                    4.750%            12.350%                           6.867%
Maximum Mortgage Rate                                    10.200%            18.250%                          13.856%
Minimum Mortgage Rate                                     5.130%            12.250%                           7.599%
Initial Rate Cap                                          1.000%             5.375%                           2.964%
Periodic Rate Cap                                         1.000%             2.000%                           1.211%
Months to Next Adjustment                                      4                 35                               22

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                                       33

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Mortgage Rate (%)                                     Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 5.001 to  5.500                                                      1                $120,173.82                      0.06%
 5.501 to  6.000                                                     14               2,180,872.67                       1.08
 6.001 to  6.500                                                     91              13,599,153.41                       6.71
 6.501 to  7.000                                                    302              45,591,194.86                      22.51
 7.001 to  7.500                                                    321              44,568,865.44                      22.00
 7.501 to  8.000                                                    394              53,068,954.66                      26.20
 8.001 to  8.500                                                    180              22,151,669.22                      10.93
 8.501 to  9.000                                                    118              12,629,907.10                       6.23
 9.001 to  9.500                                                     55               5,478,487.01                       2.70
 9.501 to 10.000                                                     23               1,958,746.80                       0.97
10.001 to 10.500                                                      6                 456,470.65                       0.23
10.501 to 11.000                                                      8                 513,998.69                       0.25
11.001 to 11.500                                                      2                  89,533.56                       0.04
11.501 to 12.000                                                      2                 112,480.18                       0.06
12.001 to 12.500                                                      1                  58,628.09                       0.03
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Combined Loan to Value Ratio (%)                      Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
35.01 to   40.00                                                      4                $472,228.39                      0.23%
40.01 to   45.00                                                      2                 236,659.84                       0.12
45.01 to   50.00                                                      7                 679,534.80                       0.34
50.01 to   55.00                                                     12               1,023,657.75                       0.51
55.01 to   60.00                                                     19               1,817,047.77                       0.90
60.01 to   65.00                                                     35               4,534,260.41                       2.24
65.01 to   70.00                                                     55               6,558,248.58                       3.24
70.01 to   75.00                                                     84              10,957,864.79                       5.41
75.01 to   80.00                                                    360              44,915,430.13                      22.17
80.01 to   85.00                                                    195              25,591,232.40                      12.63
85.01 to   90.00                                                    361              47,934,688.87                      23.66
90.01 to   95.00                                                    139              21,352,840.27                      10.54
95.01 to  100.00                                                    245              36,505,442.16                      18.02
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Cut-Off Date Principal Balance ($)                    Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
      0.01 to  25,000.00                                             11                $220,686.74                      0.11%
 25,000.01 to  50,000.00                                             72               3,038,669.87                       1.50
 50,000.01 to  75,000.00                                            195              12,563,273.76                       6.20
 75,000.01 to 100,000.00                                            239              20,947,637.00                      10.34
100,000.01 to 125,000.00                                            284              31,998,542.00                      15.80
125,000.01 to 150,000.00                                            212              29,105,573.69                      14.37
150,000.01 to 175,000.00                                            148              23,752,446.46                      11.73
175,000.01 to 200,000.00                                            132              24,796,937.84                      12.24
200,000.01 to 225,000.00                                             85              18,018,355.43                       8.89
225,000.01 to 250,000.00                                             48              11,480,579.76                       5.67
250,000.01 to 275,000.00                                             28               7,299,375.51                       3.60
275,000.01 to 300,000.00                                             41              11,814,354.97                       5.83
300,000.01 to 325,000.00                                             17               5,260,222.19                       2.60
325,000.01 to 350,000.00                                              2                 675,487.04                       0.00
350,000.01 to 375,000.00                                              2                 738,559.28                       0.36
375,000.01 to 400,000.00                                              1                 393,218.78                       0.19
475,000.01 to 500,000.00                                              1                 475,215.84                       0.23
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Prepayment Penalty Period (Months)                    Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
No Prepayment Penalty                                               255             $31,100,116.01                     15.35%
6                                                                     2                 203,348.39                       0.10
12                                                                   85              14,134,234.87                       6.98
24                                                                  991             132,507,782.28                      65.41
30                                                                    1                 300,291.31                       0.15
36                                                                  184              24,333,363.30                      12.01
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Remaining Term to Maturity (Months)                   Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
337 to 348                                                           23              $2,283,201.17                      1.13%
349 to 360                                                        1,495             200,295,934.99                      98.87
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Seasoning (Months)                                    Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 0                                                                  109             $14,672,946.67                      7.24%
 1 to 12                                                          1,389             185,889,604.05                      91.76
13 to 24                                                             20               2,016,585.44                       1.00
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Credit Grade                                          Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
A                                                                 1,044            $144,620,358.28                     71.39%
B                                                                   357              44,534,231.70                      21.98
C                                                                   117              13,424,546.18                       6.63
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
FICO Score                                            Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
526 to 550                                                           83              $9,501,389.02                      4.69%
551 to 575                                                          152              18,137,429.69                       8.95
576 to 600                                                          217              28,610,832.72                      14.12
601 to 625                                                          328              42,335,809.48                      20.90
626 to 650                                                          336              47,188,094.98                      23.29
651 to 675                                                          193              27,576,608.76                      13.61
676 to 700                                                           97              13,688,614.76                       6.76
701 to 725                                                           64               8,415,582.49                       4.15
726 to 750                                                           25               4,003,877.15                       1.98
751 to 775                                                           16               2,348,931.44                       1.16
776 to 800                                                            6                 722,013.19                       0.36
801 to 825                                                            1                  49,952.48                       0.02
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Geographic Location                                   Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
California                                                          139             $25,852,977.75                     12.76%
Michigan                                                            216              25,604,018.63                      12.64
Illinois                                                            136              22,178,433.92                      10.95
North Carolina                                                      107              14,001,772.89                       6.91
Wisconsin                                                            98              11,827,503.58                       5.84
South Dakota                                                         63               7,639,088.85                       3.77
Minnesota                                                            48               7,484,408.55                       3.69
Missouri                                                             74               7,399,703.37                       3.65
Pennsylvania                                                         72               7,058,435.04                       3.48
Ohio                                                                 63               6,374,778.40                       3.15
Arizona                                                              40               5,206,569.68                       2.57
Florida                                                              35               4,986,324.84                       2.46
Nevada                                                               29               4,322,313.67                       2.13
New Jersey                                                           33               4,307,178.72                       2.13
Massachusetts                                                        21               4,208,738.38                       2.08
Tennessee                                                            33               3,982,127.06                       1.97
Washington                                                           26               3,565,508.33                       1.76
Colorado                                                             20               3,449,007.44                       1.70
Kansas                                                               31               3,296,089.37                       1.63
Indiana                                                              31               3,243,906.16                       1.60
Kentucky                                                             28               3,172,621.15                       1.57
South Carolina                                                       22               2,725,601.67                       1.35
Connecticut                                                          14               2,312,186.61                       1.14
Virginia                                                             13               2,227,290.95                       1.10
Montana                                                              15               2,163,241.66                       1.07
Utah                                                                 11               1,707,708.16                       0.84
Iowa                                                                 19               1,706,188.59                       0.84
Maryland                                                             10               1,665,874.63                       0.82
Rhode Island                                                          7               1,302,224.36                       0.64
Oregon                                                                8               1,119,004.05                       0.55
Delaware                                                              8               1,082,692.72                       0.53
Idaho                                                                 7                 892,241.57                       0.44
New York                                                              5                 864,065.41                       0.43
North Dakota                                                          9                 811,902.26                       0.40
Nebraska                                                              7                 643,337.03                       0.32
Oklahoma                                                              9                 642,898.50                       0.32
Texas                                                                 5                 479,542.26                       0.24
New Hampshire                                                         2                 358,536.41                       0.18
New Mexico                                                            1                 299,037.49                       0.15
Georgia                                                               1                 213,870.31                       0.11
Alaska                                                                1                 150,386.32                       0.07
Maine                                                                 1                  49,799.42                       0.02
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
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DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Minimum Mortgage Rate (%)                             Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 5.001 to  5.500                                                      1                $120,173.82                      0.06%
 5.501 to  6.000                                                     14               2,180,872.67                       1.08
 6.001 to  6.500                                                     91              13,599,153.41                       6.71
 6.501 to  7.000                                                    305              45,961,458.33                      22.69
 7.001 to  7.500                                                    322              44,690,268.39                      22.06
 7.501 to  8.000                                                    391              52,721,279.20                      26.03
 8.001 to  8.500                                                    181              22,226,210.92                      10.97
 8.501 to  9.000                                                    116              12,411,374.44                       6.13
 9.001 to  9.500                                                     55               5,478,487.01                       2.70
 9.501 to 10.000                                                     23               1,958,746.80                       0.97
10.001 to 10.500                                                      6                 456,470.65                       0.23
10.501 to 11.000                                                      8                 513,998.69                       0.25
11.001 to 11.500                                                      2                  89,533.56                       0.04
11.501 to 12.000                                                      2                 112,480.18                       0.06
12.001 to 12.500                                                      1                  58,628.09                       0.03
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Maximum Mortgage Rate (%)                             Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
10.001 to 10.500                                                      1                $111,473.77                      0.06%
11.001 to 11.500                                                      4                 565,920.53                       0.28
11.501 to 12.000                                                      9               1,712,885.84                       0.85
12.001 to 12.500                                                     55               7,992,438.52                       3.95
12.501 to 13.000                                                    223              34,066,634.30                      16.82
13.001 to 13.500                                                    276              38,509,829.53                      19.01
13.501 to 14.000                                                    386              52,677,532.90                      26.00
14.001 to 14.500                                                    215              27,542,267.31                      13.60
14.501 to 15.000                                                    173              20,804,555.39                      10.27
15.001 to 15.500                                                     92              10,818,036.75                       5.34
15.501 to 16.000                                                     50               5,215,668.68                       2.57
16.001 to 16.500                                                     13               1,227,670.14                       0.61
16.501 to 17.000                                                     14                 974,185.14                       0.48
17.001 to 17.500                                                      2                  91,856.53                       0.05
17.501 to 18.000                                                      3                 159,962.84                       0.08
18.001 to 18.500                                                      2                 108,217.99                       0.05
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
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DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Initial Rate Cap (%)                                  Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
1.000                                                                 2                $331,780.94                      0.16%
1.500                                                                28               4,664,366.53                       2.30
2.000                                                                 5                 588,667.10                       0.29
3.000                                                             1,481             196,581,985.45                      97.04
4.250                                                                 1                 106,007.23                       0.05
5.375                                                                 1                 306,328.91                       0.15
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Periodic Rate Cap (%)                                 Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
1.000                                                               840            $117,299,709.40                     57.90%
1.500                                                               677              85,068,904.69                      41.99
2.000                                                                 1                 210,522.07                       0.10
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Gross Margin (%)                                      Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 4.501 to  5.000                                                     59              $8,679,842.44                      4.28%
 5.001 to  5.500                                                     46               6,163,138.44                       3.04
 5.501 to  6.000                                                    136              21,834,058.58                      10.78
 6.001 to  6.500                                                    641              82,620,490.33                      40.78
 6.501 to  7.000                                                    131              20,577,137.73                      10.16
 7.001 to  7.500                                                     94              14,615,952.10                       7.21
 7.501 to  8.000                                                    132              17,127,886.00                       8.45
 8.001 to  8.500                                                    100              12,415,123.95                       6.13
 8.501 to  9.000                                                     94              10,571,497.34                       5.22
 9.001 to  9.500                                                     45               4,342,878.35                       2.14
 9.501 to 10.000                                                     23               2,377,011.60                       1.17
10.001 to 10.500                                                      8                 743,859.61                       0.37
10.501 to 11.000                                                      7                 413,187.13                       0.20
12.001 to 12.500                                                      2                  97,072.56                       0.05
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
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DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
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                                       39

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP IB MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Months to Next Adjustment Date                        Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 1 to 12                                                             21              $2,050,829.47                      1.01%
13 to 24                                                          1,469             196,588,630.03                      97.04
25 to 36                                                             28               3,939,676.66                       1.94
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                             1,518            $202,579,136.16                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
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                                       40

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

# of Mortgage Loans                                             987
Aggregate Outstanding Principal Balance             $163,165,430.83
Aggregate Original Principal Balance                $163,748,080.50

                                                            Minimum                    Maximum                    Average
                                                            -------                    -------                    -------
Outstanding Principal Balance                            $10,175.25                $498,877.57                $165,314.52
Original Principal Balance                               $10,300.00                $500,000.00                $165,904.84

                                                            Minimum                    Maximum           Weighted Average
                                                            -------                    -------           ----------------
Original LTV Ratio                                            3.18%                    100.00%                     80.95%
Original CLTV Ratio                                          29.83%                    100.00%                     84.65%
Mortgage Rate                                                5.500%                    13.650%                     7.831%
Original Term (Months)                                           48                        360                        289
Remaining Term (Months)                                          42                        360                        286
Seasoning (Months)                                                0                         20                          3
Credit Score                                                    525                        800                        643

                                                           Earliest                     Latest
                                                           --------                     ------
Origination Date                                           09/11/01                   05/30/03
Maturity Date                                              12/16/06                   06/01/33

--------------------------------------------------------------------------------------------------------------------------

                                       % of Aggregate                                                 % of Aggregate
Product Type                         Principal Balance      Geographic Concentration (> 5%)          Principal Balance
Fully Amortizing Fixed Rate                         49.01   California                                              17.46
Fixed Rate Balloon                                  26.35   Ohio                                                    15.90
     Subtotal - (Total Fixed Rate)                  75.36   New Jersey                                               8.83
Fully Amortizing Adjustable Rate                    24.64   Virginia                                                 7.80
----------------------------------------------------------  Pennsylvania                                             6.39
Total                                             100.00%   Massachusetts                                            5.10
                                                            States with < 5% Concentration                          38.52
                                                            --------------------------------------------------------------
                                       % of Aggregate       Total                                                 100.00%
Lien Position                        Principal Balance
First                                               95.03
Seconds                                              4.97                                             % of Aggregate
----------------------------------------------------------  Property Type                            Principal Balance
                                                            Single Family                                           78.27
                                       % of Aggregate       Mixed Use                                               10.09
Loan Purpose                         Principal Balance      5-10 Family/Units                                        6.80
Cashout                                             71.65   Condo                                                    2.71
Purchase                                            19.75   Duplex                                                   1.81
Refinance (Rate/Term)                                8.60   Quadruplex                                               0.18
----------------------------------------------------------  Triplex                                                  0.13
Total                                             100.00%   --------------------------------------------------------------
                                                            Total                                                 100.00%

                                       % of Aggregate
Occupancy Status                     Principal Balance                                                % of Aggregate
Owner Occupied                                      84.02   Prepayment Penalty Status                Principal Balance
Non-Owner Occupied                                  15.98   Loans with Prepayment Penalty                           90.58
----------------------------------------------------------  Loans without Prepayment Penalty                         9.42
Total                                             100.00%   --------------------------------------------------------------
                                                            Total                                                 100.00%

                                       % of Aggregate
Documentation Type                   Principal Balance                                                % of Aggregate
Full Doc                                            80.89   Year of Origination                      Principal Balance
SI                                                  12.98   2001                                                     0.20
AIV                                                  4.33   2002                                                    15.29
Lite Doc                                             1.80   2003                                                    84.50
----------------------------------------------------------  --------------------------------------------------------------
Total                                             100.00%   Total                                                 100.00%

                                       % of Aggregate
Mortgage Insurance Coverage          Principal Balance
Covered                                             29.19
Not Covered                                         70.81
----------------------------------------------------------
Total                                             100.00%

--------------------------------------------------------------------------------
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                                       41

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

# of ARM Loans                                           115
Aggregate Outstanding Principal Balance       $40,197,507.47
Aggregate Original Principal Balance          $40,343,866.00

                                                     Minimum                     Maximum                     Average
                                                     -------                     -------                     -------
Outstanding Principal Balance                     $49,415.61                 $498,760.83                 $349,543.54
Original Principal Balance                        $49,500.00                 $500,000.00                 $350,816.23

                                                     Minimum                     Maximum            Weighted Average
                                                     -------                     -------            ----------------
Margin                                                3.875%                      9.590%                      6.496%
Maximum Mortgage Rate                                11.500%                     15.990%                     13.605%
Minimum Mortgage Rate                                 5.700%                      9.560%                      7.401%
Initial Rate Cap                                      1.500%                      4.425%                      2.903%
Periodic Rate Cap                                     1.000%                      1.500%                      1.214%
Months to Next Adjustment                                 12                          34                          21


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Mortgage Rate (%)                                     Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 5.001 to  5.500                                                      1                $204,775.61                      0.13%
 5.501 to  6.000                                                      4                 927,576.76                       0.57
 6.001 to  6.500                                                     23               6,747,628.29                       4.14
 6.501 to  7.000                                                    192              38,967,218.85                      23.88
 7.001 to  7.500                                                    174              33,988,154.28                      20.83
 7.501 to  8.000                                                    181              30,692,557.88                      18.81
 8.001 to  8.500                                                    112              19,431,743.47                      11.91
 8.501 to  9.000                                                    114              15,205,112.84                       9.32
 9.001 to  9.500                                                     44               5,289,906.32                       3.24
 9.501 to 10.000                                                     54               4,379,465.49                       2.68
10.001 to 10.500                                                     35               2,972,028.00                       1.82
10.501 to 11.000                                                     31               2,895,194.78                       1.77
11.001 to 11.500                                                      7                 616,213.89                       0.38
11.501 to 12.000                                                      4                 293,228.32                       0.18
12.001 to 12.500                                                      4                 258,822.40                       0.16
12.501 to 13.000                                                      5                 197,938.78                       0.12
13.001 to 13.500                                                      1                  79,724.61                       0.05
13.501 to 14.000                                                      1                  18,140.26                       0.01
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Combined Loan to Value Ratio (%)                      Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
25.01 to   30.00                                                      1                 $53,672.58                      0.03%
30.01 to   35.00                                                      2                 241,931.70                       0.15
35.01 to   40.00                                                      2                 639,848.33                       0.39
40.01 to   45.00                                                      6                 853,323.49                       0.52
45.01 to   50.00                                                     12               1,753,739.50                       1.07
50.01 to   55.00                                                      6               1,118,261.22                       0.69
55.01 to   60.00                                                     19               2,559,576.51                       1.57
60.01 to   65.00                                                     30               4,827,538.70                       2.96
65.01 to   70.00                                                     71              10,735,625.20                       6.58
70.01 to   75.00                                                     98              16,518,257.44                      10.12
75.01 to   80.00                                                    111              22,996,879.76                      14.09
80.01 to   85.00                                                     84              14,620,557.09                       8.96
85.01 to   90.00                                                    164              31,391,274.04                      19.24
90.01 to   95.00                                                    117              19,130,349.29                      11.72
95.01 to 100.00                                                     264              35,724,595.98                      21.89
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Cut-Off Date Principal Balance ($)                    Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
      0.01 to  25,000.00                                             18                $312,913.85                      0.19%
 25,000.01 to  50,000.00                                             65               2,623,292.24                       1.61
 50,000.01 to  75,000.00                                            119               7,598,118.26                       4.66
 75,000.01 to 100,000.00                                            165              14,636,557.25                       8.97
100,000.01 to 125,000.00                                            110              12,371,596.93                       7.58
125,000.01 to 150,000.00                                            119              16,329,620.15                      10.01
150,000.01 to 175,000.00                                             61               9,826,412.69                       6.02
175,000.01 to 200,000.00                                             57              10,595,732.63                       6.49
200,000.01 to 225,000.00                                             42               8,989,777.44                       5.51
225,000.01 to 250,000.00                                             23               5,465,663.66                       3.35
250,000.01 to 275,000.00                                             18               4,738,706.33                       2.90
275,000.01 to 300,000.00                                             14               4,067,633.19                       2.49
300,000.01 to 325,000.00                                             16               5,102,760.89                       3.13
325,000.01 to 350,000.00                                             51              17,235,889.28                      10.56
350,000.01 to 375,000.00                                             39              14,088,287.50                       8.63
375,000.01 to 400,000.00                                             32              12,427,959.33                       7.62
400,000.01 to 425,000.00                                             17               7,041,128.70                       4.32
425,000.01 to 450,000.00                                             10               4,402,221.74                       2.70
450,000.01 to 475,000.00                                              4               1,855,566.78                       1.14
475,000.01 to 500,000.00                                              7               3,455,591.99                       2.12
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Prepayment Penalty Period (Months)                    Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
No Prepayment Penalty                                                69             $15,369,401.07                      9.42%
12                                                                   68              15,010,301.27                       9.20
24                                                                   80              25,336,300.51                      15.53
30                                                                    1                 136,952.38                       0.08
36                                                                  202              36,182,233.84                      22.18
42                                                                   19               2,636,548.13                       1.62
48                                                                    6                 967,231.49                       0.59
60                                                                  542              67,526,462.14                      41.39
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Remaining Term to Maturity (Months)                   Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 37 to  48                                                            1                $238,742.04                      0.15%
 49 to  60                                                           31               4,634,865.86                       2.84
 97 to 108                                                            4                 593,670.16                       0.36
109 to 120                                                          118              18,601,294.58                      11.40
157 to 168                                                            2                 404,466.44                       0.25
169 to 180                                                          243              26,351,042.24                      16.15
229 to 240                                                           70               5,729,397.46                       3.51
289 to 300                                                            3                 393,484.79                       0.24
337 to 348                                                            1                 421,506.98                       0.26
349 to 360                                                          514             105,796,960.28                      64.84
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Seasoning (Months)                                    Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 0                                                                   24              $4,993,591.61                      3.06%
 1 to 12                                                            957             157,173,702.62                      96.33
13 to 24                                                              6                 998,136.60                       0.61
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Credit Grade                                          Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
A                                                                   805            $134,146,479.52                     82.22%
B                                                                   157              24,788,939.57                      15.19
C                                                                    25               4,230,011.74                       2.59
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
FICO Score                                            Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
501 to 525                                                            1                $129,727.35                      0.08%
526 to 550                                                           41               5,750,219.83                       3.52
551 to 575                                                           41               6,518,518.53                       4.00
576 to 600                                                           90              15,698,586.12                       9.62
601 to 625                                                          184              31,521,560.84                      19.32
626 to 650                                                          241              39,782,680.51                      24.38
651 to 675                                                          172              26,456,661.90                      16.21
676 to 700                                                          102              17,296,729.35                      10.60
701 to 725                                                           60              10,569,489.52                       6.48
726 to 750                                                           27               4,089,269.69                       2.51
751 to 775                                                           18               3,554,998.77                       2.18
776 to 800                                                           10               1,796,988.42                       1.10
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
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DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Geographic Location                                   Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
California                                                          141             $28,485,353.36                     17.46%
Ohio                                                                212              25,939,063.56                      15.90
New Jersey                                                           64              14,411,241.17                       8.83
Virginia                                                             89              12,731,971.36                       7.80
Pennsylvania                                                         73              10,430,068.14                       6.39
Massachusetts                                                        39               8,317,798.36                       5.10
Illinois                                                             29               5,680,255.97                       3.48
Maryland                                                             33               5,554,713.07                       3.40
North Carolina                                                       15               5,156,533.91                       3.16
Connecticut                                                          35               4,885,298.67                       2.99
Michigan                                                             29               4,677,757.65                       2.87
New York                                                             18               4,530,288.89                       2.78
Rhode Island                                                         26               4,447,297.21                       2.73
Florida                                                              39               4,044,766.42                       2.48
Minnesota                                                            23               3,551,555.64                       2.18
Arizona                                                               8               1,920,419.62                       1.18
Nevada                                                                7               1,773,999.08                       1.09
Washington                                                            8               1,729,824.28                       1.06
Tennessee                                                            11               1,582,099.03                       0.97
Oregon                                                                6               1,552,016.76                       0.95
Kentucky                                                              8               1,360,591.67                       0.83
Missouri                                                             10               1,227,281.64                       0.75
Wisconsin                                                             7               1,206,498.80                       0.74
South Carolina                                                        6               1,147,573.85                       0.70
Kansas                                                                5               1,145,562.02                       0.70
Delaware                                                              7               1,100,703.73                       0.67
Indiana                                                              13               1,086,886.46                       0.67
New Hampshire                                                         9                 983,521.12                       0.60
Montana                                                               1                 498,877.57                       0.31
Iowa                                                                  3                 419,224.03                       0.26
Texas                                                                 2                 354,419.27                       0.22
Colorado                                                              2                 299,228.90                       0.18
Utah                                                                  1                 224,640.85                       0.14
Nebraska                                                              2                 193,101.61                       0.12
North Dakota                                                          2                 178,367.42                       0.11
Oklahoma                                                              2                 167,779.45                       0.10
Wyoming                                                               1                  93,948.13                       0.06
New Mexico                                                            1                  74,902.16                       0.05
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               987            $163,165,430.83                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
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DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Minimum Mortgage Rate (%)                             Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
5.501 to  6.000                                                       1                $495,759.56                      1.23%
6.001 to  6.500                                                      10               3,864,147.27                       9.61
6.501 to  7.000                                                      33              11,784,841.36                      29.32
7.001 to  7.500                                                      28               9,884,623.87                      24.59
7.501 to  8.000                                                      20               6,589,754.43                      16.39
8.001 to  8.500                                                      15               5,354,457.80                      13.32
8.501 to  9.000                                                       7               2,063,768.83                       5.13
9.501 to 10.000                                                       1                 160,154.35                       0.40
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               115             $40,197,507.47                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Maximum Mortgage Rate (%)                             Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
11.001 to 11.500                                                      1                $422,843.85                      1.05%
12.001 to 12.500                                                      9               3,441,303.42                       8.56
12.501 to 13.000                                                     25               8,963,218.87                      22.30
13.001 to 13.500                                                     22               7,715,624.88                      19.19
13.501 to 14.000                                                     27               9,090,892.62                      22.62
14.001 to 14.500                                                     18               6,481,786.84                      16.12
14.501 to 15.000                                                      7               2,129,740.18                       5.30
15.001 to 15.500                                                      2                 716,918.73                       1.78
15.501 to 16.000                                                      4               1,235,178.08                       3.07
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               115             $40,197,507.47                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Initial Rate Cap (%)                                  Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
1.500                                                                 7              $2,633,884.44                      6.55%
2.000                                                                 1                 493,254.45                       1.23
3.000                                                               106              36,676,831.62                      91.24
4.425                                                                 1                 393,536.96                       0.98
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               115             $40,197,507.47                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Periodic Rate Cap (%)                                 Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
1.000                                                                71             $23,025,425.04                     57.28%
1.500                                                                44              17,172,082.43                      42.72
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               115             $40,197,507.47                    100.00%
===============================================    =====================    =======================    =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated July 16, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Gross Margin (%)                                      Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
3.501 to   4.000                                                      1                $332,184.42                      0.83%
4.001 to   4.500                                                      1                 322,261.00                       0.80
4.501 to   5.000                                                      9               3,466,587.82                       8.62
5.001 to   5.500                                                      5               1,921,389.09                       4.78
5.501 to   6.000                                                     15               5,334,865.15                      13.27
6.001 to   6.500                                                     46              16,714,695.43                      41.58
6.501 to   7.000                                                     13               4,730,331.76                      11.77
7.001 to   7.500                                                      9               2,960,527.92                       7.36
7.501 to   8.000                                                      5                 971,049.79                       2.42
8.001 to   8.500                                                      5               1,958,476.69                       4.87
8.501 to   9.000                                                      3                 564,082.20                       1.40
9.001 to   9.500                                                      2                 566,246.52                       1.41
9.501 to  10.000                                                      1                 354,809.68                       0.88
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               115             $40,197,507.47                    100.00%
===============================================    =====================    =======================    =======================



                                                                                                             Percent of
                                                        Number of                 Aggregate                  Aggregate
Months to Next Adjustment Date                        Mortgage Loans          Principal Balance          Principal Balance
-----------------------------------------------    ---------------------    -----------------------    -----------------------
 1 to 12                                                              1                $421,506.98                      1.05%
13 to 24                                                            107              37,431,850.67                      93.12
25 to 36                                                              7               2,344,149.82                       5.83
-----------------------------------------------    ---------------------    -----------------------    -----------------------
Total                                                               115             $40,197,507.47                    100.00%
===============================================    =====================    =======================    =======================

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                                       48

Subject to Revision - Computational Materials Dated July 16, 2003

                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             1.80        1.29         1.03        0.86         0.75        0.60        0.51
Modified Duration (years)        1.76        1.27         1.01        0.85         0.74        0.60        0.51
First Principal Payment        8/25/03      8/25/03     8/25/03      8/25/03     8/25/03     8/25/03      8/25/03
Last Principal Payment         4/25/07      2/25/06     7/25/05      2/25/05     11/25/04    7/25/04      5/25/04
Principal Window (months)         45          31           24          19           16          12          10

Class AF-2
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             5.80        4.02         3.01        2.23         1.85        1.37        1.08
Modified Duration (years)        5.27        3.75         2.85        2.14         1.78        1.33        1.06
First Principal Payment        4/25/07      2/25/06     7/25/05      2/25/05     11/25/04    7/25/04      5/25/04
Last Principal Payment         7/25/12     10/25/09     4/25/08      7/25/06     12/25/05    4/25/05     12/25/04
Principal Window (months)         64          45           34          18           14          10           8

Class AF-3
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.49        6.62         5.01        3.73         2.52        1.82        1.40
Modified Duration (years)        7.81        5.74         4.48        3.41         2.36        1.73        1.34
First Principal Payment        7/25/12     10/25/09     4/25/08      7/25/06     12/25/05    4/25/05     12/25/04
Last Principal Payment         7/25/13      7/25/10     11/25/08    10/25/07     2/25/06     6/25/05     12/25/04
Principal Window (months)         13          10           8           16           3           3            1

Class AF-4
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            13.19        9.65         7.29        5.78         4.25        2.26        1.71
Modified Duration (years)        9.44        7.47         5.97        4.90         3.72        2.09        1.60
First Principal Payment        7/25/13      7/25/10     11/25/08    10/25/07     2/25/06     6/25/05     12/25/04
Last Principal Payment         3/25/18      5/25/14     9/25/11     12/25/09     10/25/08    3/25/06      7/25/05
Principal Window (months)         57          47           35          27           33          10           8

Class AV-1
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             4.84        3.31         2.43        1.82         1.36        0.88        0.64
Modified Duration (years)        4.53        3.15         2.34        1.77         1.33        0.87        0.64
First Principal Payment        8/25/03      8/25/03     8/25/03      8/25/03     8/25/03     8/25/03      8/25/03
Last Principal Payment         3/25/18      5/25/14     9/25/11     12/25/09     10/25/08    12/25/05     5/25/05
Principal Window (months)        176          130          98          77           63          29          22

Class AV-2
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             1.50        1.07         0.84        0.70         0.61        0.48        0.39
Modified Duration (years)        1.48        1.06         0.83        0.69         0.60        0.47        0.38
First Principal Payment        8/25/03      8/25/03     8/25/03      8/25/03     8/25/03     8/25/03      8/25/03
Last Principal Payment         11/25/06    10/25/05     4/25/05     12/25/04     9/25/04     6/25/04      4/25/04
Principal Window (months)         40          27           21          17           14          11           9

Class M-1
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.06        7.13         5.41        4.64         4.52        3.07        2.16
Modified Duration (years)        7.60        5.77         4.58        4.03         3.96        2.78        2.01
First Principal Payment        8/25/08     12/25/06     10/25/06     1/25/07     6/25/07     3/25/06      7/25/05
Last Principal Payment         3/25/18      5/25/14     9/25/11     12/25/09     10/25/08    3/25/07     12/25/05
Principal Window (months)        116          90           60          36           17          13           6

Class M-2
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.06        7.13         5.39        4.50         4.10        3.65        2.61
Modified Duration (years)        7.38        5.64         4.49        3.86         3.57        3.23        2.38
First Principal Payment        8/25/08     12/25/06     9/25/06     10/25/06     12/25/06    3/25/07     12/25/05
Last Principal Payment         3/25/18      5/25/14     9/25/11     12/25/09     10/25/08    3/25/07      4/25/06
Principal Window (months)        116          90           61          39           23          1            5

*Modified duration calculated assuming a price of 100.00%.

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                                       49

Subject to Revision - Computational Materials Dated July 16, 2003

                             BOND SUMMARY (to Call)
                             ----------------------

Class M-3
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.06        7.13         5.38        4.43         3.93        3.62        2.74
Modified Duration (years)        7.03        5.43         4.35        3.71         3.36        3.14        2.44
First Principal Payment        8/25/08     12/25/06     8/25/06      9/25/06     10/25/06    1/25/07      4/25/06
Last Principal Payment         3/25/18      5/25/14     9/25/11     12/25/09     10/25/08    3/25/07      4/25/06
Principal Window (months)        116          90           62          40           25          3            1

Class B
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.06        7.13         5.38        4.41         3.88        3.48        2.74
Modified Duration (years)        6.90        5.36         4.30        3.66         3.30        3.01        2.42
First Principal Payment        8/25/08     12/25/06     8/25/06      9/25/06     10/25/06    12/25/06     4/25/06
Last Principal Payment         3/25/18      5/25/14     9/25/11     12/25/09     10/25/08    3/25/07      4/25/06
Principal Window (months)        116          90           62          40           25          4            1

*Modified duration calculated assuming a price of 100.00%.

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                                       50

Subject to Revision - Computational Materials Dated July 16, 2003

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             1.80        1.29         1.03        0.86         0.75        0.60        0.51
Modified Duration (years)        1.76        1.27         1.01        0.85         0.74        0.60        0.51
First Principal Payment        8/25/03      8/25/03     8/25/03      8/25/03     8/25/03     8/25/03      8/25/03
Last Principal Payment         4/25/07      2/25/06     7/25/05      2/25/05     11/25/04    7/25/04      5/25/04
Principal Window (months)         45          31           24          19           16          12          10

Class AF-2
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             5.80        4.02         3.01        2.23         1.85        1.37        1.08
Modified Duration (years)        5.27        3.75         2.85        2.14         1.78        1.33        1.06
First Principal Payment        4/25/07      2/25/06     7/25/05      2/25/05     11/25/04    7/25/04      5/25/04
Last Principal Payment         7/25/12     10/25/09     4/25/08      7/25/06     12/25/05    4/25/05     12/25/04
Principal Window (months)         64          45           34          18           14          10           8

Class AF-3
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             9.49        6.62         5.01        3.73         2.52        1.82        1.40
Modified Duration (years)        7.81        5.74         4.48        3.41         2.36        1.73        1.34
First Principal Payment        7/25/12     10/25/09     4/25/08      7/25/06     12/25/05    4/25/05     12/25/04
Last Principal Payment         7/25/13      7/25/10     11/25/08    10/25/07     2/25/06     6/25/05     12/25/04
Principal Window (months)         13          10           8           16           3           3            1

Class AF-4
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            15.15        11.26        8.71        7.04         5.38        2.26        1.71
Modified Duration (years)       10.23        8.29         6.80        5.72         4.51        2.09        1.60
First Principal Payment        7/25/13      7/25/10     11/25/08    10/25/07     2/25/06     6/25/05     12/25/04
Last Principal Payment         9/25/30      8/25/25     12/25/20    10/25/17     4/25/15     3/25/06      7/25/05
Principal Window (months)        207          182         146          121         111          10           8

Class AV-1
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             5.09        3.48         2.56        1.91         1.41        0.88        0.64
Modified Duration (years)        4.73        3.29         2.45        1.85         1.38        0.87        0.64
First Principal Payment        8/25/03      8/25/03     8/25/03      8/25/03     8/25/03     8/25/03      8/25/03
Last Principal Payment         8/25/29     11/25/24     10/25/20     1/25/17     3/25/13     12/25/05     5/25/05
Principal Window (months)        313          256         207          162         116          29          22

Class AV-2
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)             1.50        1.07         0.84        0.70         0.61        0.48        0.39
Modified Duration (years)        1.48        1.06         0.83        0.69         0.60        0.47        0.38
First Principal Payment        8/25/03      8/25/03     8/25/03      8/25/03     8/25/03     8/25/03      8/25/03
Last Principal Payment         11/25/06    10/25/05     4/25/05     12/25/04     9/25/04     6/25/04      4/25/04
Principal Window (months)         40          27           21          17           14          11           9

Class M-1
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.89        7.76         5.97        5.10         4.90        4.02        2.16
Modified Duration (years)        7.94        6.09         4.91        4.33         4.22        3.50        2.01
First Principal Payment        8/25/08     12/25/06     10/25/06     1/25/07     6/25/07     3/25/06      7/25/05
Last Principal Payment         12/25/27     2/25/22     3/25/18      4/25/15     5/25/13     1/25/12     12/25/05
Principal Window (months)        233          183         138          100          72          71           6

Class M-2
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.81        7.69         5.89        4.92         4.44        4.78        2.65
Modified Duration (years)        7.67        5.92         4.77        4.13         3.81        4.10        2.41
First Principal Payment        8/25/08     12/25/06     9/25/06     10/25/06     12/25/06    6/25/07     12/25/05
Last Principal Payment         7/25/26      9/25/20     2/25/17      7/25/14     7/25/12     11/25/09     7/25/06
Principal Window (months)        216          166         126          94           68          30           8

*Modified duration calculated assuming a price of 100.00%.

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                                       51

Subject to Revision - Computational Materials Dated July 16, 2003

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class M-3
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.66        7.58         5.79        4.77         4.20        3.88        4.64
Modified Duration (years)        7.23        5.64         4.56        3.91         3.54        3.33        3.88
First Principal Payment        8/25/08     12/25/06     8/25/06      9/25/06     10/25/06    1/25/07      7/25/06
Last Principal Payment         2/25/24      7/25/18     5/25/15      2/25/13     5/25/11     1/25/09     10/25/09
Principal Window (months)        187          140         106          78           56          25          40

Class B
---------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                 50%          75%         100%        125%         150%        200%        250%
---------------------------------------------------------------------------------------------------------------------
Average Life (years)            10.49        7.46         5.68        4.66         4.08        3.63        3.89
Modified Duration (years)        7.05        5.50         4.46        3.81         3.43        3.12        3.32
First Principal Payment        8/25/08     12/25/06     8/25/06      9/25/06     10/25/06    12/25/06     4/25/07
Last Principal Payment         9/25/21      1/25/17     1/25/14     11/25/11     5/25/10     5/25/08      8/25/07
Principal Window (months)        158          122          90          63           44          18           5

*Modified duration calculated assuming a price of 100.00%.

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                                       52

Subject to Revision - Computational Materials Dated July 16, 2003

                            Class AV-1 Sensitivity(1)
                            -------------------------

                               Effective                                     Effective                                    Effective
                    Class        Class                            Class        Class                             Class      Class
Period     Date    AV-1 Cap   AV-1 Cap(2)   Period     Date     AV-1 Cap    AV-1 Cap(2)    Period    Date      AV-1 Cap  AV-1 Cap(2)
-------  -------- ----------- -----------  --------   ------ ------------- ------------- --------- --------- ---------   ---------
   1     08/25/03   8.39%        14.00%       33     04/25/06    10.58%        11.04%        65    12/25/08     13.05%     13.05%
   2     09/25/03   6.77%        14.00%       34     05/25/06    11.54%        11.54%        66    01/25/09     12.63%     12.63%
   3     10/25/03   6.99%        14.00%       35     06/25/06    11.74%        11.74%        67    02/25/09     12.63%     12.63%
   4     11/25/03   6.77%        14.00%       36     07/25/06    12.13%        12.13%        68    03/25/09     13.98%     13.98%
   5     12/25/03   7.00%        14.00%       37     08/25/06    11.74%        11.74%        69    04/25/09     12.63%     12.63%
   6     01/25/04   6.77%        14.00%       38     09/25/06    11.77%        11.77%        70    05/25/09     13.05%     13.05%
   7     02/25/04   6.77%        14.00%       39     10/25/06    12.17%        12.17%        71    06/25/09     12.63%     12.63%
   8     03/25/04   7.24%        14.00%       40     11/25/06    12.33%        12.33%        72    07/25/09     13.05%     13.05%
   9     04/25/04   6.77%        14.00%       41     12/25/06    12.75%        12.75%        73    08/25/09     12.63%     12.63%
   10    05/25/04   7.00%        14.00%       42     01/25/07    12.34%        12.34%        74    09/25/09     12.63%     12.63%
   11    06/25/04   6.77%        14.00%       43     02/25/07    12.34%        12.34%        75    10/25/09     13.05%     13.05%
   12    07/25/04   7.00%        14.00%       44     03/25/07    13.68%        13.68%        76    11/25/09     12.63%     12.63%
   13    08/25/04   6.77%        14.00%       45     04/25/07    12.36%        12.36%        77    12/25/09     13.05%     13.05%
   14    09/25/04   6.77%        14.00%       46     05/25/07    13.02%        13.02%        78    01/25/10     12.63%     12.63%
   15    10/25/04   7.00%        14.00%       47     06/25/07    12.60%        12.60%        79    02/25/10     12.63%     12.63%
   16    11/25/04   6.78%        14.00%       48     07/25/07    13.02%        13.02%        80    03/25/10     13.98%     13.98%
   17    12/25/04   7.00%        14.00%       49     08/25/07    12.60%        12.60%        81    04/25/10     12.63%     12.63%
   18    01/25/05   6.78%        14.00%       50     09/25/07    12.60%        12.60%        82    05/25/10     13.05%     13.05%
   19    02/25/05   6.79%        14.00%       51     10/25/07    13.02%        13.02%        83    06/25/10     12.63%     12.63%
   20    03/25/05   7.52%        14.00%       52     11/25/07    12.62%        12.62%        84    07/25/10     13.05%     13.05%
   21    04/25/05   6.79%        14.00%       53     12/25/07    13.04%        13.04%        85    08/25/10     12.63%     12.63%
   22    05/25/05   8.52%        8.91%        54     01/25/08    12.62%        12.62%        86    09/25/10     12.63%     12.63%
   23    06/25/05   9.39%        9.78%        55     02/25/08    12.62%        12.62%        87    10/25/10     13.05%     13.05%
   24    07/25/05   9.71%        10.10%       56     03/25/08    13.49%        13.49%        88    11/25/10     12.63%     12.63%
   25    08/25/05   9.40%        9.80%        57     04/25/08    12.62%        12.62%        89    12/25/10     13.05%     13.05%
   26    09/25/05   9.42%        9.83%        58     05/25/08    13.05%        13.05%        90    01/25/11     12.63%     12.63%
   27    10/25/05   9.74%        10.15%       59     06/25/08    12.63%        12.63%        91    02/25/11     12.63%     12.63%
   28    11/25/05   9.97%        10.39%       60     07/25/08    13.05%        13.05%        92    03/25/11     13.98%     13.98%
   29    12/25/05   10.89%       11.32%       61     08/25/08    12.63%        12.63%        93    04/25/11     12.63%     12.63%
   30    01/25/06   10.54%       10.98%       62     09/25/08    12.63%        12.63%        94    05/25/11     13.05%     13.05%
   31    02/25/06   10.54%       10.99%       63     10/25/08    13.05%        13.05%
   32    03/25/06   11.70%       12.15%       64     11/25/08    12.63%        12.63%



(1) Assumes there are no losses and no delinquencies on the mortgage loans, the fixed rate and adjustable rate mortgage loans prepay at the related pricing speed, One-Month LIBOR is constant at 20.00% and Six-Month LIBOR is constant at 20.00%.

(2) Assumes amounts available to the Class AV-1 Certificates from payments made under the Yield Maintenance Agreement have been taken into account.

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                                       53